Exhibit 10.5

STOCKHOLDERS’ AGREEMENT

BY AND AMONG

BEAGLE PARENT CORP.

BEAGLE INTERMEDIATE HOLDINGS, INC.

BEAGLE ACQUISITION CORP.

AND

THE SPONSORS, OTHER INVESTORS AND MANAGERS NAMED HEREIN

DATED AS OF NOVEMBER 2, 2011

THIS STOCKHOLDERS’ AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of November 2, 2011, is made by and among:

(i) Blackstone and H&F (each as defined below) (together, the “Sponsors”);

(ii) Beagle Parent Corp., a Delaware corporation (the “Company”);

(iii) Beagle Intermediate Holdings, Inc., a Delaware corporation (“Intermediate Holdings”);

(iv) Beagle Acquisition Corp., a Delaware corporation (including its successor upon consummation of the Merger (as defined below), “Emdeon”);

(v) each other Person that has purchased or otherwise acquired Company Shares (as defined below), including, for the avoidance of doubt, Blackstone Eagle Principal Transaction Partners L.P. and GSO COF Facility LLC (the “Other Investors”); and

(vi) such other Persons who from time to time become party hereto by executing a counterpart signature page hereof and, at such time (i) are designated by the Board of Directors (as defined below) as “Managers” and (ii) provide services to the Company or its subsidiaries (together with their Permitted Transferees, the “Managers” and together with the Sponsors and the Other Investors, the “Stockholders”).

RECITALS

WHEREAS, the Sponsors, the Other Investors and the Managers, will hold in the aggregate one hundred percent (100%) of the issued and outstanding shares of Common Stock (as defined below) of the Company as of, and immediately following, the Merger (as defined below);

WHEREAS, Beagle Acquisition Corp., a wholly-owned subsidiary of the Company, the Company and Emdeon Inc. have entered into an Agreement and Plan of Merger, dated as of August 3, 2011 (the “Merger Agreement”), pursuant to which Beagle Acquisition Corp. will merge with and into Emdeon Inc. (the “Merger”);

WHEREAS, after the Merger, the Company shall indirectly hold through Intermediate Holdings one hundred percent (100%) of the issued and outstanding common stock of Emdeon; and

WHEREAS, the parties hereto desire to provide for the management of the Company, Intermediate Holdings and Emdeon and to set forth the respective rights and obligations of the Stockholders generally.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“5% Threshold Interest Amount” means five percent (5%) or more of H&F’s Initial Share Ownership.

“25% Threshold Interest Amount” means twenty-five percent (25%) or more of H&F’s Initial Share Ownership.

“Adverse Disclosure” means public disclosure of material non-public information of the Issuer which, in the Board of Directors’ good faith judgment, after consultation with independent outside counsel to the Issuer, (i) would be required to be made in any Registration Statement filed with the SEC by the Issuer so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) the Issuer has a bona fide business purpose for not disclosing publicly.

“Advisory Agreement” means the Transaction and Advisory Fee Agreement, dated as of November 2, 2011 by and among Emdeon and certain entities affiliated with Blackstone and H&F, as the same may be amended from time to time.

“Affiliate” shall mean, with respect to any specified Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise) and (b) with respect to any natural Person, any Member of the Immediate Family of such natural Person; provided, that in any event, (i) no Stockholder or such Stockholder’s Affiliates (other than the Company, Intermediate Holdings, Emdeon and their respective subsidiaries) shall be deemed an Affiliate of the Company or any of its subsidiaries for purposes of this Agreement and (ii) except for purposes of Section 3.2, no Sponsor shall be considered an Affiliate of any of its portfolio companies nor shall any portfolio company of a Sponsor be considered to be an Affiliate of such Sponsor. For the avoidance of doubt, for all purposes herein, Blackstone Eagle Principal Transaction Partners L.P. and GSO COF Facility LLC are Affiliates of Blackstone.

“Affiliated Officer” means an officer of the Company affiliated with any of Blackstone or H&F other than solely as a result of being an officer of the Company or any of its Subsidiaries.

“Affiliated PE Fund” has the meaning set forth in Section 4.2(a).

“Agreement” has the meaning set forth in the preamble.

“Alternative IPO Entity” has the meaning set forth in Section 6.14.

“Articles” means the certificate of incorporation and by-laws of the Company.

“Blackstone” means, collectively, Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI - ESC L.P., and Blackstone Family Investment Partnership VI L.P. and each of their respective Permitted Transferees that is or becomes a Stockholder hereunder; provided, however, that for the avoidance of doubt, neither Blackstone Eagle Principal Transaction Partners L.P. nor GSO COF Facility LLC shall be deemed to be “Blackstone” for purposes of this Agreement.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

“Cause” with respect to any holder of Management Shares, (a) shall have the meaning, if any, set forth in the employment agreement then in effect, if any, between the holder to whom such Management Shares were originally issued and the Company or any of its subsidiaries or (b) if there is no such meaning in such employment agreement or there is no such employment agreement then in effect, shall have the meaning set forth in the Emdeon Inc. 2009 Equity Incentive Plan.

“Change of Control” shall be deemed to occur if:

(a) any change in the ownership of the capital stock of the Company results in, immediately after giving effect thereto, any Person other than the Sponsors (provided, that notwithstanding anything in Section 4.6(b) to the contrary, if Blackstone or H&F shall Transfer its Company Shares, its applicable transferee shall not be deemed to be “Blackstone” or “H&F” for purposes of this definition of “Change of Control”) owning beneficially (within the meaning of Rule 13d-5 of the Exchange Act) directly or indirectly greater than fifty percent (50%) of the outstanding equity securities of the Company;

(b) a “change of control” (as such term is defined under the Credit Agreement, dated as of November 2, 2011, among Beagle Intermediate Holdings, Inc., Emdeon Inc., EBS Holdco I, LLC, EBS Holdco II, LLC, Emdeon Business Services LLC, Medifax-EDI Holding Company, Bank of America, N.A. and the other parties thereto (the “Credit Agreement”)) has occurred; or

(c) the Company shall cease to own 100% of the Equity Interests of Intermediate Holdings and/or Intermediate Holdings shall cease to own 100% of the Equity Interests (in each case as such term is defined under the Credit Agreement) of Emdeon.

“Closing Date” means November 2, 2011.

“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall include a reference to any successor provision thereto.

“Common Stock” shall mean the common stock of the Company, including any shares of common stock of the Company issued or issuable with respect to such common stock by way of a stock dividend or distribution payable thereon or stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination thereof.

“Company” has the meaning set forth in the preamble.

“Company Shares” means all Sponsor Shares, Other Investor Shares and Management Shares.

“Compete” means, with respect to a Manager, the breach by such Manager of any non-competition or non-solicitation covenant or a material breach of any confidentiality, non-disclosure or other similar covenant made by such Manager in favor of the Company or any subsidiary of the Company, and “Competes”, “Competed” and “Competition” will each have a correlative meaning.

“Competitor” means (i) any enterprise engaged in providing revenue and payment cycle management solutions for healthcare providers (including, without limitation, physicians, hospitals, dentists, and pharmacies), patients and payors (including, without limitation, insurance companies, government entities, HMOs, pharmacy benefits management companies and/or self-insured employer groups) for the purpose of facilitating or conducting financial, administrative and/or clinical information exchange and/or transactions; (ii) any enterprise engaged in the printing or electronic communication of patient statements or other invoices for services rendered; and (iii) any enterprise engaged in any other type of business in which the Company or one of its subsidiaries is also engaged, or has existing plans to be engaged in, at such applicable time, so long as such business or planned business represents or is budgeted to represent in the next fiscal year over 10% of the Company’s revenues or profit.

“Convertible Securities” means any securities (other than Options or Warrants) that are convertible into or exercisable or exchangeable for Company Shares.

“Deadlock Notice” has the meaning set for in Section 3.2(b).

“Demand Notice” has the meaning set forth in Section 6.1(e).

“Demand Period” has the meaning set forth in Section 6.1(d).

“Demand Registration” has the meaning set forth in Section 6.1(a)(ii).

“Demand Registration Statement” has the meaning set forth in Section 6.1(a)(iii).

“Demand Suspension” has the meaning set forth in Section 6.1(f).

“Demanding Holder” means any Sponsor Demand Holder that exercises a right to demand Registration pursuant to Article VI.

“Disability” shall have the meaning set forth in the Emdeon Inc. 2009 Equity Incentive Plan. Notwithstanding the foregoing, if a Manager is a party to an employment or severance-benefit agreement that contains a definition of “Disability,” the definition set forth in such agreement will apply (in the case of such Manager) in lieu of the definition set forth above during the term of such agreement.

“Drag-Along Buyer” has the meaning set forth in Section 4.5(a).

“Drag-Along Notice” has the meaning set forth in Section 4.5(b).

“Drag-Along Stockholders” has the meaning set forth in Section 4.5(b).

“Drag-Along Transfer” has the meaning set forth in Section 4.5(a).

“Effectiveness Date” means the date on which Holders are no longer subject to any lock-up in connection with the Issuer’s IPO.

“Emdeon” has the meaning set forth in the preamble.

“Equivalent Shares” shall mean, at any date of determination, (a) as to any outstanding shares of Common Stock, such number of shares of Common Stock and (b) as to any outstanding Options, Warrants or Convertible Securities which constitute Company Shares, the maximum number of shares of Common Stock for which or into which such Options, Warrants or Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstance in connection with which the number of Equivalent Shares is to be determined).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Escrow Agent” has the meaning set forth in Section 4.5(f).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Fair Market Value” shall mean, as of any date, as to any share of Common Stock or other equity securities of any Person, the Board’s good faith determination of the fair value of such share or other equity security as of the applicable reference date which valuation shall, for the avoidance of doubt, exclude any illiquidity or lack of marketability discounts, controlling stockholder discounts, minority discounts and/or similar discounts; provided, that in determining “Fair Market Value” for purposes of Section 3.2(a)(iii), Section 3.2(a)(iv) and Section 3.2(a)(v), each of Blackstone and H&F will in good faith and within ten (10) Business Days of the applicable event requiring the determination of the fair market value, deliver to the other and the Company, such party’s proposed valuation of the shares of Common Stock or other equity securities, in each case, valuing the Company on a “going concern” (rather than an “M&A”) basis, which valuation shall, for the avoidance of doubt, exclude any illiquidity or lack of marketability discounts, controlling stockholder discounts, minority discounts and/or similar discounts. In the event that Blackstone and H&F are unable to reach an agreement on the fair market value of such shares of Common Stock or other equity securities within five (5) Business Days following the delivery of each party’s proposed valuation of the shares of Common Stock or other equity securities, the Board of Directors shall cause the Company to and the Company shall promptly (and in any event, within five (5) Business Days or such longer period as may be agreed to by Blackstone and H&F) engage (at the Company’s expense) a nationally recognized investment banking or valuation firm listed on Exhibit A attached hereto and selected by the senior management of the Company for the purpose of determining whether Blackstone’s proposed fair market value or H&F’s proposed fair market value for such shares of Common Stock or other equity securities is more correct (and, for the avoidance of doubt, such investment banking or valuation firm may not propose or indicate any other fair market valuation). Such investment banking or valuation firm shall be instructed by the Company to provide its written determination within (10) Business Days of its engagement. Such investment banking or valuation firm’s determination shall be (i) in writing, (ii) furnished to each of Blackstone and H&F within ten (10) Business Days, (iii) limited in scope as to whether Blackstone’s proposed valuation or H&F’s proposed valuation of the shares of Common Stock or other equity securities is correct (and, for the avoidance of doubt, such investment banking or valuation firm may not propose or indicate any other fair market valuation) and (iv) absent fraud or manifest error, final conclusive and binding upon the Company, Blackstone and H&F. Notwithstanding the foregoing, the “Fair Market Value” as to any share of Common Stock as of any date prior to the date that is six (6) months following the Closing Date shall be deemed to be the Purchase Price Value other than for purposes of Article VII hereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Good Reason” with respect to any holder of Management Shares, shall have the meaning, if any, set forth in the employment agreement then in effect, if any, between the holder to whom such Management Shares were originally issued and the Company or its subsidiaries; provided, that if there is no such meaning in such employment agreement or there is no such employment agreement then in effect, shall have the meaning set forth in the Emdeon Inc. 2009 Equity Incentive Plan.

“H&F” means, collectively, H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P. and Hellman & Friedman Capital Associates VI, L.P. and each of their respective Permitted Transferees that is or becomes a Stockholder hereunder.

“Holder” means any holder of Registrable Securities who is a party hereto or who succeeds to rights hereunder pursuant to Section 4.6.

“HSR Waiting Period” means the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Indemnification Sources” has the meaning set forth in Section 8.19(b).

“Indemnitee-Related Entities” has the meaning set forth in Section 8.19(b).

“Indemnitees” has the meaning set forth in Section 8.19(a).

“Indemnified Liabilities” has the meaning set forth in Section 8.19(a).

“Indemnified Matters” has the meaning set forth in Section 8.19(a).

“Initial Blackstone Holding Period” has the meaning set forth in Section 4.1(a)(i).

“Initial Holding Period” has the meaning set forth in Section 4.1(a)(ii).

“Initial Share Ownership” means, with respect to H&F, the aggregate number of Company Shares issued to H&F on the date hereof, as appropriately adjusted for any stock split, stock dividend, combination, recapitalization or the like.

“Initial Stockholder Holding Period” has the meaning set forth in Section 4.1(a)(ii).

“Initiating Party” has the meaning set forth in Section 4.5(a).

“Intermediate Holdings” has the meaning set forth in the preamble.

“IPO” means the first Underwritten Offering of equity securities of the Issuer pursuant to an effective registration (other than on Form S-4, S-8 or a comparable form under the Securities Act) under the Securities Act, which, for the avoidance of doubt, may be a QPO as the context so requires if an IPO has not previously been consummated and H&F has exercised the H&F Liquidity Rights; provided, that for purposes of any provisions of this Agreement as they relate to H&F’s exercise of the H&F Liquidity Rights, “IPO” shall mean a QPO.

“IPO Demand Registration” has the meaning set forth in Section 6.1(a)(i).

“Issuer” means the first of the Company, Intermediate Holdings or Emdeon to offer its equity securities for sale in an IPO.

“Issuer Free Writing Prospectus” means a free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Issuer Public Sale” has the meaning set forth in Section 6.3(a).

“Issuer Shares” means the shares of common stock or other equity securities of the Issuer, including any shares of common stock or other equity securities of the Issuer issued or issuable with respect to such common stock or equity securities by way of a stock dividend or distribution payable thereon or stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination thereof.

“ITR Interests” shall have the meaning set forth in Section 4.4(g).

“Jointly Indemnifiable Claims” has the meaning set forth in Section 8.19(b).

“Loss” has the meaning set forth in Section 6.9(a).

“Majority in Interest” shall mean, with respect to (i) Sponsor Shares, a majority of such Sponsors Shares; (ii) Other Investor Shares, a majority of such Other Investor Share; (iii) with respect to Management Shares, a majority of such Management Shares; and (iv) with respect to Company Shares (without any express specification as to any of the subsets thereof as described in any of the foregoing clauses (i), (ii) and/or (iii)), a majority of such Company Shares.

“Majority Blackstone Investors” shall mean, as of any date, the holders of a Majority in Interest of the Company Shares held by Blackstone.

“Majority H&F Investors” shall mean, as of any date, the holders of a Majority in Interest of the Company Shares held by H&F.

“Majority Managers” shall mean, as of any date, the holders of a Majority in Interest of the Company Shares held by Managers.

“Managers” has the meaning set forth in the preamble.

“Management Put Option” has the meaning set forth in Section 7.8(a).

“Management Shares” shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, a Manager, whenever issued, including all shares of Common Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities originally granted or issued to a Manager (treating such Options, Warrants and Convertible Securities as a number of Company Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except (i) for purposes of Article V and (ii) as otherwise specifically set forth herein).

“Marketable Securities” means securities that are traded on a national securities exchange in the United States (including the New York Stock Exchange and the Nasdaq Stock Market) or on an established stock exchange in Europe or Asia, which securities are not subject to any restrictions on transfer as a result of applicable contract provisions, the provisions of the Securities Act (or regulations thereunder, other than the volume and method-of-sale restrictions applicable to affiliates of an issuer pursuant to Rule 144 promulgated thereunder).

“Marketed Underwritten Shelf Take-Down” means an Underwritten Shelf Take-Down involving a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the underwriters.

“Material Adverse Change” means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States; (ii) the suspension of trading of any class of Registrable Securities by the SEC or any applicable national securities exchange on which such Registrable Securities are listed; (iii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; (iv) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a material change in national or international financial, political or economic conditions; and (v) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Issuer and its subsidiaries taken as a whole.

“Medifax Restructuring” has the meaning set forth in the Tax Receivable Agreement.

“Members of the Immediate Family” shall mean, with respect to any individual, each spouse or child or other descendants of such individual, each trust created solely for the benefit of one or more of the aforementioned Persons and their spouses and each custodian or guardian of any property of one or more of the aforementioned Persons in his capacity as such custodian or guardian.

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“Necessary Action” means, with respect to a specified result, all actions (to the extent such actions are permitted by law) necessary to cause such specified result, including (i) voting or providing a written consent or proxy with respect to a Stockholder’s Company Shares whether at any annual or special meeting, by written consent or otherwise, (ii) causing the adoption of shareholders’ resolutions and amendments to the Articles, (iii) causing members of the Board of Directors (to the extent such members were nominated or designated by the Person obligated to undertake the Necessary Action, and subject to any fiduciary duties that such members may have as directors of the Company) to act in a certain manner or causing them to be removed in the event they do not act in such a manner, (iv) executing agreements and instruments necessary to achieve such specified result, and (v) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such specified result.

“New Issuance” has the meaning set forth in Section 5.1(a).

“Newly Issued Securities” has the meaning set forth in Section 5.1(a).

“Non-Marketed Underwritten Shelf Take-Down” means any Underwritten Shelf Take-Down that does not constitute a Marketed Underwritten Shelf Take-Down.

“Options” shall mean any options to subscribe for, purchase or otherwise acquire shares of Common Stock.

“Other Investor” has the meaning set forth in the preamble.

“Other Investor Shares” shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, an Other Investor, whenever issued, including all shares of Common Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities originally granted or issued to an Other Investor (treating such Options,

Warrants and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).

“Ownership Interest” means the percentage of the outstanding shares of Common Stock owned by a Person on a fully diluted basis.

“Permitted Transferee” has the meaning set forth in Section 4.2(c).

“Person” means an individual, partnership, limited liability company, corporation, company, trust, association, estate, unincorporated organization or a government or any agency or political subdivision thereof.

“Piggyback Notice” has the meaning set forth in Section 6.3(a).

“Piggyback Registration” has the meaning set forth in Section 6.3(a).

“Preemptive Rights Notice” has the meaning set forth in Section 5.1(a).

“Pro Rata Portion” means:

(a) for purposes of Section 4.3 (with respect to the “right of first refusal”), a number of Company Shares determined by multiplying (i) the number of Company Shares subject to the “right of first refusal” by (ii) a fraction, the numerator of which is the number of Company Shares held by the relevant ROFR Offeree and the denominator of which is the aggregate number of Company Shares held by the ROFR Offerees who have elected to purchase Company Shares covered by the relevant ROFR Notice;

(b) for purposes of Section 4.4 (with respect to “tag-along rights”), a number of Company Shares determined by multiplying (i) the number of Company Shares held by the Tagging Stockholder by (ii) a fraction, the numerator of which is the number of Company Shares proposed to be Transferred by the Transferring Stockholder in connection with the Proposed Transfer and the denominator of which is the aggregate number of Company Shares held by such Transferring Stockholder;

(c) for purposes of Section 4.5 (with respect to “drag-along rights”), a number of Company Shares determined by multiplying (i) the number of Company Shares held by a Drag-Along Stockholder by (ii) a fraction, the numerator of which is the number of Company Shares proposed to be Transferred to the Drag-Along Buyer by all Stockholders and the denominator of which is the aggregate number of Company Shares held by all Stockholders; and

(d) for purposes of Section 5.1 (with respect to “preemptive rights”), a number of Newly Issued Securities determined by multiplying (i) the number of Newly Issued Securities that the Company or any of its subsidiaries, as applicable, proposes to issue on the relevant issuance date by (ii) a fraction, the numerator of which is the number of Company Shares held by the relevant Stockholder entitled to participate in the applicable New Issuance who has elected to participate in such New Issuance and the denominator of which is the aggregate number of Company Shares held by all Stockholders entitled to participate in the applicable New Issuance who have elected to participate in such New Issuance, in each case as of immediately prior to giving effect to such New Issuance.

“Proposed Transfer” has the meaning set forth in Section 4.4(a).

“Proposed Transferee” has the meaning set forth in Section 4.4(a).

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Purchased Management Shares” means, with respect to a Manager (or a Person to whom any Company Shares were originally issued at the request of such Manager) or direct or indirect Permitted Transferee of a Manager (or any such Person to whom any Company Shares were originally issued at the request of such Manager), all of the Shares which are not Options or Warrants held by such Manager, person or Permitted Transferee, if applicable.

“Purchase Price Value” shall mean $1,000, as appropriately adjusted for any stock split, stock dividend, combination, recapitalization or the like.

“Put Notice” has the meaning set forth in Section 7.8(b).

“QPO” means the completion of a registered public offering, in combination with any previous public offering or sale of equity securities of the Issuer, in which there has been the issuance of equity securities of the Issuer in one or more Underwritten Offerings pursuant to an effective registration under the Securities Act (other than on Form S-4, S-8 or a comparable form under the Securities Act), which results in (i) aggregate gross proceeds of at least $200,000,000 and (ii) such equity securities being listed for trading or quotation on a national exchange or interdealer quotation system.

“Registrable Securities” shall mean (a) all shares of Common Stock (or Issuer Shares), (b) all shares of Common Stock (or Issuer Shares) issuable upon exercise, conversion or exchange of any Option or Warrant and (c) all shares of Common Stock (or Issuer Shares) directly or indirectly issued or issuable with respect to the securities referred to in clauses (a) or (b) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, in each case constituting Company Shares. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when (v) such shares shall have been Transferred in a Transfer to which Section 4.5 applies, (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been Transferred pursuant to Rule 144, (y) subject to the provisions of Section 4.1(d) hereof, such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require Registration of them under the Securities Act and such securities may be distributed without volume limitation or other restrictions on transfer under Rule 144 (including without application of paragraphs (c), (e), (f) and (h) of Rule 144) or (z) such securities shall have ceased to be outstanding.

“Registration” means a registration with the SEC of any Registrable Securities for offer and sale to the public under a Registration Statement. The terms “Register” and “Registering” shall have correlative meanings.

“Registration Expenses” has the meaning set forth in Section 6.8.

“Registration Statement” means any registration statement of the Issuer filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-8 or any successor form thereto.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“ROFR Election Period” has the meaning set forth in Section 4.3(a)(ii).

“ROFR Notice” has the meaning set for in Section 4.3(a)(i).

“ROFR Offeree” has the meaning set forth in Section 4.3(a).

“ROFR Stockholder” has the meaning set forth in Section 4.3(a).

“Sale Transaction” means (i) a change in the ownership of the equity securities of the Company if, immediately after giving effect thereto, any person” or “group” (as such terms are used for purposes of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Sponsors and their Affiliates and portfolio companies, is or becomes the beneficial owner (within the meaning of Rule 13d-5 of the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the outstanding equity securities of the Company and will have the direct or indirect power to elect a majority of the members of the Board of Directors, including by way of merger, consolidation or otherwise, or (ii) the sale, disposition or transfer, in one or a series of related transactions, of all or substantially all of the Company’s and its subsidiaries’ assets, taken as a whole, to any “person” or “group” (as such terms are used for purposes of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) who is not a Sponsor or an Affiliate or portfolio company of either of the Sponsors or the Company.

“SEC” means the United States Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Shelf Notice” has the meaning set forth in Section 6.2(c).

“Shelf Period” has the meaning set forth in Section 6.2(b).

“Shelf Registration” means a Registration effected pursuant to Section 6.2.

“Shelf Registration Statement” means a Registration Statement of the Issuer filed with the SEC on either (i) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (ii) if the Issuer is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.

“Shelf Suspension” has the meaning set forth in Section 6.2(d).

“Shelf Take-Down” has the meaning set forth in Section 6.2(i).

“Sponsor” has the meaning set forth in the preamble.

“Sponsor Demand Holder” has the meaning set forth in Section 6.1(a)(ii).

“Sponsor Director” means any director designated by Blackstone or H&F.

“Sponsor Shares” shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, a Sponsor, whenever issued, including all shares of Common Stock issued upon the exercise, conversion or exchange of any Options or Warrants and (b) all Options and Warrants originally granted or issued to a Sponsor (treating such Options and Warrants as a number of Shares equal to the number of Equivalent Shares represented by such Options and Warrants for all purposes of this Agreement except as otherwise specifically set forth herein).

“Stockholder” shall have the meaning set forth in the preamble.

“Tag-Along Notice” has the meaning set forth in Section 4.4(b).

“Tagging Stockholder” has the meaning set forth in Section 4.4(b).

“Tax Receivable Agreement” means each of (i) the Amended and Restated Tax Receivable Agreement (Exchanges), dated as of November 2, 2011, by and among the Company and the other Persons party thereto and (ii) the Amended and Restated Tax Receivable Agreement (Reorganizations), dated as of November 2, 2011, by and among the Company and the other Persons party thereto.

“Transfer” means, with respect to any Company Shares, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of such Company Shares, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law; and “Transferred”, “Transferee” and “Transferability” shall each have a correlative meaning.

“Transferring ITR Holder” shall have the meaning set forth in Section 4.4(g).

“Transferring Stockholder” shall have the meaning set forth in Section 4.4(a).

“Underwritten Offering” means a Registration in which securities of the Issuer are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

“Underwritten Shelf Take-Down” means a Shelf Take-Down by a Sponsor which, at the request of such Sponsor, is to be in the form of an Underwritten Offering.

“VCOC Stockholder” has the meaning set forth in Section 3.3(a).

“Warrants” shall mean any warrants to subscribe for, purchase or otherwise directly acquire Company Shares.

Section 1.2 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.

(c) The term “including” is not limiting and means “including without limitation.”

(d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(e) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Parties. Each of the parties to this Agreement hereby represents and warrants to each other party to this Agreement that as of the date such party executes this Agreement:

(a) Existence; Authority; Enforceability. Such party has the power and authority to enter into this Agreement and to carry out its obligations hereunder. In the case of parties who are not natural persons, such party is duly organized and validly existing under the laws of its jurisdiction of organization, and the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary action, and no other act or proceeding on its part is necessary to authorize the execution of this

Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms.

(b) Absence of Conflicts. The execution and delivery by such party of this Agreement and the performance of its, his or her obligations hereunder does not and will not: (a) in the case of parties who are not natural persons, violate, conflict with, or result in the breach of any provision of the constitutive governing documents of such party; (b) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any material contract, agreement or permit to which such party is a party or by which such party’s assets or operations are bound or affected; or (c) violate any material law applicable to such party.

(c) Consents. Other than any consents which have already been obtained, no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party in connection with (a) the execution, delivery or performance of this Agreement or (b) the consummation of any of the transactions contemplated herein.

Section 2.2 Representations and Warranties of the Company. The Company represents and warrants to each of the Stockholders as follows:

(a) As of the date hereof, the authorized capital stock of the Company consists of (i) 1,500,000 shares of Common Stock, of which 1,211,041.75 shares were issued and outstanding immediately following the consummation of the Merger and the transactions contemplated thereby and (ii) no other shares of capital stock of the Company are authorized, issued or outstanding.

(b) The Company shall indirectly hold through Intermediate Holdings one hundred percent (100%) of the issued and outstanding capital stock of Emdeon immediately following the consummation of the Merger.

(c) The proceeds received from the initial issuance of Company Shares have been and shall be used solely to finance the transactions contemplated by the Merger Agreement, to pay related fees and expenses and to fund the working capital and general corporate purposes of the Company and its subsidiaries.

Section 2.3 Representations and Warranties of Blackstone. Blackstone hereby represents and warrants to H&F that, except as contained in this Agreement, (i) no Other Investor or other Stockholder (other than a holder of Management Shares) that beneficially owns (within the meaning of Rule 13d-5 of the Exchange Act), whether directly or indirectly, an aggregate amount of Company Shares equal to or less than those beneficially owned (within the meaning of Rule 13d-5 of the Exchange Act) by

H&F as of the date hereof, is entitled to, or has been granted or received, whether directly or indirectly, whether pursuant to any stockholder arrangements, partnership arrangements, side letter, or otherwise, any rights, powers, privileges and/or other benefits of any kind (including, for the avoidance of doubt, as to the transferability, survival and/or termination of any rights, powers, privileges and/or other benefits) arising from, related to, or in connection with its beneficial ownership (within the meaning of Rule 13d-5 of the Exchange Act) of Company Shares that, individually or in the aggregate, are more favorable than the rights, powers, privileges and/or other benefits granted to H&F herein and (ii) no agreement, side letter, understanding or other arrangement exists with respect thereto (other than agreements between the Company and Managers).

ARTICLE III

GOVERNANCE

Section 3.1 Board of Directors.

(a) Prior to an IPO, the Stockholders and the Company shall take all Necessary Action to cause the Board of Directors to be comprised of five (5) directors, (i) one (1) of whom shall be designated by H&F (the “H&F Designee”), (ii) one (1) of whom shall be the Chief Executive Officer of Emdeon in office at such time and (iii) three (3) of whom shall be designated by Blackstone (each, a “Blackstone Designee,” and collectively, the “Blackstone Designees”); provided, that at Blackstone’s election, the size of the Board of Directors may be increased to seven (7) directors to accommodate the election of two (2) independent directors to be selected by Blackstone, in consultation with H&F; provided, however, that in the event that H&F ceases to hold its 25% Threshold Interest Amount, then H&F shall no longer (x) be entitled to designate a director for election to the Board of Directors or (y) be entitled to a consultation right with respect to the election of independent directors. Following an IPO, each Sponsor shall be entitled to nominate to the Board of Directors a percentage of the total members of the Board of Directors (or equivalent governing body of the Issuer, if applicable) equal to such Sponsor’s (together with any Other Investors that are its Affiliates) percentage ownership of the outstanding shares of Common Stock (or Issuer Shares, if applicable) relative to the total number of outstanding shares of Common Stock (or Issuer Shares, if applicable); provided, that each Sponsor will be entitled to nominate to the Board of Directors (or equivalent governing body of the Issuer, if applicable) at least one (1) director for so long as such Sponsor (together with any Other Investors that are its Affiliates) continues to beneficially hold (within the meaning of Rule 13d-5 of the Exchange Act) a number of shares of Common Stock (or Issuer Shares, if applicable) equal to or greater than seven and one-half percent (7.5%) of the outstanding shares of Common Stock (or Issuer Shares, if applicable). The Board of Directors and the board of directors or equivalent governing body of each subsidiary of the Company shall designate a chairman annually. Following an IPO, for so long as a Sponsor has the right to nominate a director for election to the Board of Directors (or board of directors of the Issuer), (w) in connection with each election of directors, the Company (or the Issuer, if applicable) shall nominate such Sponsor’s director nominee for election as a director as part of the slate that is included in the proxy statement (or consent solicitation or similar document) of the Company (or the Issuer, if applicable) relating to the election of directors, and shall provide the highest level of support for the election of such nominee as it provides to any other individual standing for election as a director of the Company (or the Issuer, if applicable) as part of the Company’s (or the Issuer’s) slate of directors, (x) each Stockholder shall take all Necessary Action, including voting all of its Company Shares (or Issuer Shares, if applicable) in favor of each Sponsor’s director nominee nominated in accordance therewith, to cause such director nominee to be elected as a director of the Company (or the Issuer, if applicable), except to the extent that such Sponsor may otherwise consent in writing (provided, that no Sponsor shall be obligated to comply with this clause (x) from and after such time as it no longer has the right to nominate a director for election to the Board of Directors (or board of directors of the Issuer)), (y) in the event that such Sponsor’s director nominee shall cease to serve as a director for any reason (other than the failure of the stockholders of the Company (or the Issuer, if applicable) to elect such individual as a director), such Sponsor shall have the right to appoint another director nominee to fill the vacancy resulting therefrom and (z) for the avoidance of doubt, it is understood that the failure of the stockholders of the Company (or the Issuer, if applicable) to elect such Sponsor’s director nominee shall not affect the right of such Sponsor to designate a director nominee for election to the Board of Directors (or board of directors of the Issuer, if applicable) in connection with any future election of directors of the Company (or the Issuer, if applicable).

(b) In the event that H&F no longer has the right to designate a director to the Board of Directors pursuant to Section 3.1(a), then H&F and the Company shall take all Necessary Action to immediately remove the H&F Designee from the Board of Directors and the board of directors or equivalent governing body of each of the subsidiaries of the Company, as applicable.

(c) Except as provided in Section 3.1(b), each Sponsor shall have the exclusive right to appoint and remove its respective designees to the Board of Directors and the board of directors or equivalent governing body of each of the subsidiaries of the Company, as applicable, as well as the exclusive right to fill vacancies created by reason of death, removal or resignation of such designees, and the Stockholders and the Company shall, and the Company shall cause each of the subsidiaries of the Company to, take all Necessary Action to cause the Board of Directors and the board of directors or equivalent governing body of each of the subsidiaries of the Company, as applicable, to be so constituted. For the avoidance of doubt, Blackstone shall have the right to appoint and remove (in consultation with H&F) all independent directors and fill (in consultation with H&F) vacancies created by reason of death, removal or resignation of all such independent directors.

(d) The initial Blackstone Designees shall be Neil P. Simpkins, Anjan Mukherjee and Michael Dal Bello. The initial H&F Designee shall be Allen R. Thorpe. The Sponsors shall take all Necessary Action to cause the initial Board of Directors to be so constituted. Each Sponsor shall have the right, exercisable by delivering notice to the Company, to designate one (1) non-voting observer to attend any meetings of the Board of Directors. Notice of meetings of the Board of Directors shall be furnished (together with all materials to be provided to the Board of Directors) to each non-voting observer no later than, and using the same form of communication as, notice of meetings of the Board of Directors that are furnished to the members of the Board of Directors.

(e) A quorum for a meeting of the Board of Directors shall require the attendance in person, telephonically, or in any other manner permitted by applicable law, of (i) a majority of all of the members of the Board Directors and (ii) for so long as H&F has the right to designate a director to the Board of Directors pursuant to Section 3.1(a), the H&F Designee (provided, that if the H&F Designee is absent or wishes to recuse himself or herself for any reason, such H&F Designee may appoint an alternate director or give a proxy to another director or an alternate director of his or her choosing). At all meetings of the Board of Directors at which a quorum is established, all matters, except as otherwise provided by law or the Articles, shall be decided by the vote of the majority of the directors in attendance at such meeting. Notwithstanding the foregoing, if the H&F Designee (or designated alternate) is not in attendance at a properly called meeting of the Board of Directors, the quorum necessary at the immediately succeeding meeting of the Board of Directors (which, absent the consent of the H&F Designee, shall be held no earlier than two (2) and no later than ten (10) calendar days after such prior meeting) shall only require the attendance of a majority of all of the members of the Board of Directors; provided, that proper notice was given to all members of the Board of Directors of such new meeting of the Board of Directors. The Board of Directors may also take action without a meeting solely by unanimous written consent. The Company shall take all action to cause Section 3.1(e) and Section 3.1(f) to be included and operative in the constituent governing documents of the Company and each subsidiary of the Company, mutatis mutandis, at all times that H&F is entitled to nominate or designate a director to the Board of Directors; provided, further, that such obligations shall apply solely with respect to each subsidiary of the Company whose board of directors or equivalent body includes the H&F Designee.

(f) The Board of Directors shall meet from time to time to discuss the business of the Company as may be presented by any member of the Board of Directors, and in any case shall meet at least quarterly. The Board of Directors may hold meetings either within or without the State of Delaware. Meetings of the Board of Directors may be held at such time and at such place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by (i) the majority of the Board of Directors, (ii) any of the Sponsor Directors or (iii) the chairman of the Board of Directors. Special meetings of the Board of Directors shall be called by delivering written notice to each member of the Board of Directors at least two (2) Business Days’ prior to such meeting, with such notice being delivered either personally, by facsimile, by electronic mail or by any other similarly timely means of communication; provided, however, that no notice need be given to any member of the Board of Directors who waives notice in writing before or after the meeting or who attends the meeting without objecting to the inadequacy of notice to him or her at or before the commencement of such meeting.

(g) The Company, Intermediate Holdings and Emdeon shall take all Necessary Action to cause the persons constituting the Board of Directors to be appointed as the sole members of the respective boards of directors and equivalent governing bodies of each of the Company’s subsidiaries, including Emdeon and Intermediate Holdings; provided, that if any Sponsor so elects (in its sole discretion) and notifies the Company of such election in writing, such Sponsor’s designee shall not be required to be a member of the boards of directors or equivalent governing body of any one or more subsidiaries of the Company, which may be specified in such Sponsor’s written notice. For the avoidance of doubt, prior to the date hereof, each of H&F and Blackstone has notified the Company in writing that the H&F Designee and the

Blackstone Designees shall, beginning on the date hereof, serve on the boards of directors of the Company, Intermediate Holdings and Emdeon only, subject to the reservation of H&F’s and Blackstone’s right to cause the H&F Designee and the Blackstone Designees, respectively, to be appointed to the boards of directors or equivalent governing bodies of any other subsidiary of the Company following the date hereof.

(h) The Board of Directors, by the approval of a majority of the directors, may appoint any committee or committees for any purpose or purposes; provided, that at all times the Board of Directors shall appoint and have in effect (i) an audit committee, (ii) a compensation committee and (iii) a nominating committee. Subject to the foregoing, each committee appointed by the Board of Directors shall have such power and rights as may be determined by the Board of Directors and each committee shall be comprised of a number of designees of each Sponsor proportionate to the relative ownership percentage of such Sponsor and the Other Investors that are its Affiliates of the Company Shares held by the Sponsors and the Other Investors that are their Affiliates; provided, that H&F, for so long as it has the right to designate or nominate a director to the Board of Directors, shall have the right to designate at least one (1) member to each committee formed of the Board of Directors and the board of directors or equivalent governing body of each of the subsidiaries of the Company.

(i) The Company or its applicable subsidiary, as the case may be, shall reimburse the directors and each non-voting observer for all reasonable and documented out-of-pocket expenses incurred in connection with their attendance at meetings of and participation in connection with the Board of Directors, the boards of directors and equivalent governing bodies of any subsidiary of the Company and any committees thereof, including travel, lodging and meal expenses.

Section 3.2 Matters Requiring Stockholder Approval. (a) The Stockholders shall take all Necessary Action to cause the Company not to take, and the Company shall not take, and shall take all action to cause its subsidiaries not to take, and Intermediate Holdings shall not take, and shall take all action to cause its subsidiaries not to take, and Emdeon shall not take, and shall take all action to cause its subsidiaries not to take, any of the following actions without the prior written consent of H&F (which consent may be provided or withheld in H&F’s sole discretion, and may, for the avoidance of doubt, be given by (x) the H&F Designee; provided, however, that any such written consent may only be given in writing, which writing shall clearly indicate that such written consent is being provided by the H&F Designee (or other signatory) in his or her capacity as an officer or authorized signatory of H&F and any such written consent given by any H&F Designee will be deemed to have been given in that individual’s capacity as an authorized representative of H&F and not in that individual’s capacity as a director of the Company or (y) the Majority H&F Investors):

(i) The entry into, or amendment or termination of, any agreement or transaction, directly or indirectly, with Blackstone or any of its Affiliates or portfolio companies, except for ordinary course transactions between the Company or any of its subsidiaries, on the one hand, and a Blackstone portfolio company, on the other hand, that are on arms’-length terms; provided, that the terms of the Advisory Agreement are hereby approved by H&F; provided, further, that in any event, H&F shall only have such right in this clause (i) for so long as H&F holds its 5% Threshold Interest Amount;

(ii) An amendment of, or any change to or waiver of the provisions of the Articles or the certificates or articles of incorporation, by-laws or equivalent constituent governing documents of the Company and/or any of its subsidiaries that would materially and adversely affect H&F or disproportionately affect H&F relative to Blackstone, other than (A) amendments entered into to increase the number of authorized shares of Common Stock or (B) amendments entered into in connection with a Drag-Along Transfer that become effective solely upon the consummation of such Drag-Along Transfer; provided, that in any event, H&F shall only have such consent right in this clause (ii) for so long as H&F holds its 5% Threshold Interest Amount;

(iii) Any sale or issuance of Newly Issued Securities to Blackstone or any of its Affiliates or portfolio companies at a price less than the Fair Market Value of such Newly Issued Securities; provided, that in any event, H&F shall only have such consent right in this clause (iii) for so long as H&F holds its 5% Threshold Interest Amount;

(iv) Any Drag-Along Transfer or Sale Transaction in which the Stockholders will receive a form of consideration other than cash and Marketable Securities, except in such instances (x) where the Fair Market Value of the per share consideration in such Sale Transaction is less than the Purchase Price Value or (y) for any rollover equity issued to management by the Drag-Along Buyer or Transferee and approved by Blackstone in connection with such transaction; provided, that in any event, H&F shall only have such consent right in this clause (iv) for so long as H&F holds its 5% Threshold Interest Amount;

(v) Any Transfer or series of Transfers of Company Shares by Blackstone that would result in a Change of Control and that provides for the receipt by the Stockholders of a form of consideration other than cash and Marketable Securities, except in such instances, (x) where the Fair Market Value of the per share consideration in such Transfer is less than the Purchase Price Value or (y) for any rollover equity issued to management by the Transferee and approved by Blackstone in connection with such transaction; provided, that in any event, H&F shall only have such consent right in this clause (v) for so long as H&F holds its 5% Threshold Interest Amount;

(vi)(A) Any increase in the size of the Board of Directors to more than seven (7) directors or (B) any decrease in the size of the Board of Directors to fewer than five (5) directors; provided, that in any event, H&F shall only have such consent right in this clause (vi) for so long as H&F holds its 25% Threshold Interest Amount; and/or

(vii) The entry into, or amendment or termination of, any agreement or transaction, directly or indirectly, with Blackstone Advisory Partners L.P. or any of its controlled Affiliates; provided, however, that if, and only if, H&F provides its prior written consent (which consent may be provided or withheld in H&F’s sole discretion), H&F shall not be entitled to receive any of the transaction fees that are paid or payable by the Company or any of its subsidiaries to Blackstone Advisory Partners L.P. or any of its

controlled Affiliates in connection with such applicable engagement ; provided, that in any event, H&F shall only have such consent right in this clause (vii) for so long as H&F holds its 5% Threshold Interest Amount.

(b) In the event that any action submitted for approval pursuant to Section 3.2(a) is not approved in accordance with the provisions hereof, either Sponsor may provide notice to the other (a “Deadlock Notice”), specifying its request that such Sponsor reconsider such matter. Upon receipt of a Deadlock Notice, each Sponsor shall cause one or more of its representatives to promptly meet to discuss whether a solution that is acceptable to each Sponsor can be developed, and only if each Sponsor determines in its sole discretion that a solution can be developed, such representatives shall promptly meet to negotiate in good faith to develop a solution that is reasonably acceptable to each Sponsor.

Section 3.3 Additional Governance Provisions.

(a) With respect to each of the Sponsors and, at the request of any such Sponsor, each Affiliate thereof that directly or indirectly has an interest in the Company, in each case that is intended to qualify as a “venture capital operating company” as defined in the Plan Asset Regulations (each, a “VCOC Stockholder”), for so long as the VCOC Stockholder, directly or through one or more conduit subsidiaries, continues to hold any shares of Common Stock in each case, without limitation or prejudice of any the rights provided to the Sponsors hereunder, the Company shall, with respect to each such VCOC Stockholder:

(i) Provide such VCOC Stockholder or its designated representative with the following (it being agreed that until notice to the Company to the contrary from Blackstone or H&F (as applicable), the members of the Board of Directors designated by Blackstone or H&F, if any, shall act as agent for each applicable VCOC Stockholder that is an Affiliate of Blackstone or H&F, as applicable, with respect to the Company’s provision of the items required pursuant to paragraphs (2) through (4) below):

(1) the right to visit and inspect any of the offices and properties of the Company and its subsidiaries and inspect and copy the books and records of the Company and its subsidiaries, at such times as the VCOC Stockholder shall reasonably request;

(2) as soon as available and in any event within sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Company and its subsidiaries for the period then ended, in each case prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments;

(3) as soon as available and in any event within one-hundred twenty (120) days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries as of the end of such year, and consolidated statements of income and cash flows of the Company and its subsidiaries for the year then ended prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, together with an auditor’s report thereon of a firm of established national reputation;

(4) to the extent the Company or any of its subsidiaries is required by law or pursuant to the terms of any outstanding indebtedness of the Company or such subsidiary to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Sections 13 or 15(d) of the Exchange Act, actually prepared by the Company or such subsidiary as soon as available;

(5) subject to Section 3.3(a)(iv) below and upon the request of such VCOC Stockholder, copies of all materials provided to the Board of Directors at substantially the same time as provided to the members of the Board of Directors and, if requested, copies of the materials provided to the board of directors (or equivalent governing body) of any subsidiary of the Company, provided that the Company or such subsidiary shall be entitled to exclude portions of such materials to the extent providing such portions would be likely to result in the waiver of attorney-client privilege; and

(6) such other information as the VCOC Stockholder may reasonably request.

(ii) Make appropriate officers of the Company and its subsidiaries and members of the Board of Directors and the board of directors or equivalent governing body of each of the Company’s subsidiaries available periodically and at such times as reasonably requested by such VCOC Stockholder for consultation with such VCOC Stockholder or its designated representative with respect to matters relating to the business and affairs of the Company and its subsidiaries, including significant changes in management personnel and compensation of employees, introduction of new products or new lines of business, important acquisitions or dispositions of plants and equipment, significant research and development programs, the purchasing or selling of important trademarks, licenses or concessions or the proposed commencement or compromise of significant litigation;

(iii) Give such VCOC Stockholder, if such VCOC Stockholder does not at such time have the right to designate one or more directors pursuant to Section 3.1(a) above, the right to designate one (1) non-voting board observer who will be entitled to attend all meetings of the Board of Directors and the board of directors or equivalent governing body of each of the Company’s subsidiaries and participate in all deliberations of the Board of Directors and the board of directors or equivalent governing body of each of the Company’s subsidiaries; provided (A) that such observer shall have no voting rights with respect to actions taken or elected not to be taken by the Board of Directors and the board of directors or equivalent governing body of each of the Company’s subsidiaries and (B) that the Company and each of the Company’s subsidiaries shall be entitled to remove such observer from such portions of a meeting of the Board of Directors or the board of directors or equivalent governing body of each of the Company’s subsidiaries to the extent such observer’s presence would be likely to result in the waiver of any attorney client privilege;

(iv) To the extent consistent with applicable law (and with respect to events which require public disclosure, only following the Company’s public disclosure thereof through applicable securities law filings or otherwise), inform the VCOC Stockholder or its designated representative in advance with respect to any significant corporate actions, including extraordinary dividends, mergers, acquisitions or dispositions of assets, issuances of significant amounts of debt or equity and material amendments to the certificate of incorporation or by-laws of the Company or any of its subsidiaries, and to provide the VCOC Stockholder or its designated representative with the right to consult with the Company and its subsidiaries with respect to such actions; and

(v) Provide such VCOC Stockholder or its designated representative with such other rights of consultation which such VCOC Stockholder’s counsel may determine to be reasonably necessary under applicable legal authorities promulgated after the date hereof to qualify its investment in the Company as a “venture capital investment” for purposes of the Plan Assets Regulation;

provided, that the Company or the Board of Directors may require H&F to execute and deliver a confidentiality agreement reasonably acceptable to the Company prior to delivering any proprietary and confidential information about the Company in the event that Blackstone also executes and delivers to the Company an agreement containing equivalent confidentiality obligations and restrictions; provided, further, that if the Company shall terminate, limit the applicability of, or otherwise waive any provisions of, the agreement containing confidentiality obligations and restrictions entered into with Blackstone or its applicable Affiliates, it shall promptly notify H&F in writing thereof, and the confidentiality agreement entered into between H&F and the Company shall be automatically terminated, amended, and/or waived to be equivalent to such agreement entered into with, and applicable to, Blackstone or its applicable Affiliates (and such written notice shall set forth the Company’s irrevocable agreement terminating, amending, waiving or otherwise modifying the agreement entered into with H&F to provide for the foregoing). The Company agrees to consider, in good faith, the recommendations of each VCOC Stockholder or its designated representative in connection with the matters on which it is consulted as described above, recognizing that the ultimate discretion with respect to all such matters shall be retained by the Company.

(b) To the extent permitted by antitrust, competition or any other applicable law, each Stockholder agrees and acknowledges that the directors designated by Blackstone and H&F may share confidential, non-public information about the Company, Intermediate Holdings, Emdeon and their respective subsidiaries with (i) Blackstone and (ii) H&F and its Affiliates, including Hellman & Friedman LLC, and its and their respective directors, officers and employees, respectively.

(c) The Stockholders hereby agree, notwithstanding anything to the contrary in any other agreement or at law or in equity, that when any Sponsor or the Other Investors that are its Affiliates takes any action under this Agreement solely in its capacity as a Stockholder to give or withhold its consent, such Sponsor or the Other Investors that are its Affiliates shall have no duty (fiduciary or other) to consider the interests of the Company, Intermediate Holdings, Emdeon or any of their respective subsidiaries or the other Stockholders and may act exclusively in its own interest and shall have only the duty to act in good faith; provided, however, that the foregoing shall in no way affect the obligations of the parties hereto to comply with the provisions of this Agreement or provisions of applicable law that may not be waived.

Section 3.4 Voting Agreement.

(a) Consent to Amendment. Each Other Investor (and holder of Other Investor Shares) and Manager (and holder of Management Shares) agrees to cast all votes to which such holder is entitled in respect of such Company Shares, whether at any annual or special meeting, by written consent or otherwise, in the same proportion as Sponsor Shares (which, for the avoidance of doubt, includes those held by both Sponsors) are voted by the Sponsors to increase the number of authorized shares of Common Stock to the extent necessary to permit the Company to comply with the provisions of its Articles or any agreement to which the Company is a party; provided, that if an Other Investor is an Affiliate of a Sponsor, such Other Investor agrees to cast all votes to which such Other Investor is entitled with respect to such Company Shares in the same manner as such Other Investor’s affiliated Sponsor.

(b) Grant of Proxy. Each Other Investor (and holder of Other Investor Shares) and Manager (and holder of Management Shares) hereby grants to each Sponsor an irrevocable proxy coupled with an interest to vote his, her or its Company Shares in accordance with his, her or its agreements contained in Section 3.1(a) and this Section 3.4, which proxy will be valid and remain in effect until the termination of this Article III in accordance with its terms.

(c) Significant Transactions. Each Other Investor (and holder of Other Investor Shares) and Manager (and holder of Management Shares) agrees to cast all votes to which such holder is entitled in respect of the Company Shares, whether at any annual or special meeting, by written consent or otherwise, in the same proportion as Sponsor Shares (which, for the avoidance of doubt, includes those held by both Sponsors) are voted by the Sponsors to approve any sale, recapitalization, merger, consolidation, reorganization or any other transaction or series of transactions involving the Company or its subsidiaries (or all or any portion of their respective assets) in connection with, or in furtherance of, the exercise by the Initiating Party of its rights under Section 4.5; provided, that if an Other Investor is an Affiliate of a Sponsor, such Other Investor agrees to cast all votes to which such Other Investor is entitled with respect to such Company Shares in the same manner as such Other Investor’s affiliated Sponsor.

Section 3.5 Termination of Governance Provisions. The provisions of this Article III shall terminate and be of no further force (i) upon the unanimous written consent of the Sponsors or (ii) other than Section 3.1, Section 3.3 and Section 3.4(b), and in the case of Section 3.4(b), solely with respect to the obligations to vote for the matters set forth therein, upon the consummation of an IPO.

ARTICLE IV

TRANSFERS OF SHARES

Section 4.1 Limitations on Transfer.

(a) Holding Period.

(i) Without the prior written consent of H&F, Blackstone may not Transfer any Company Shares prior to the earlier of (x) the second (2nd) anniversary of the Closing Date and (y) an IPO (the “Initial Blackstone Holding Period”), other than Transfers (i) to Permitted Transferees in accordance with Section 4.2(a) or 4.2(b) or (ii) made in accordance with the exercise of the “drag-along rights” set forth in Section 4.5, in each such case, without regard to any other restrictions on transfer contained elsewhere in this Agreement. After the Initial Blackstone Holding Period, Blackstone may only Transfer Company Shares (A) to Permitted Transferees in accordance with Section 4.2(a) or 4.2(b), (B) in accordance with the exercise of the “drag-along rights” set forth in Section 4.5 and/or (C) in accordance with or arising from the exercise of the “tag-along rights” set forth in Section 4.4, in each case, without regard to any other restrictions on transfer contained elsewhere in this Agreement.

(ii) Without the prior written consent of the Board of Directors, no Stockholder (other than Blackstone) may Transfer any Company Shares prior to the earlier of (x) the fifth (5th) anniversary of the Closing Date and (y) an IPO (the “Initial Stockholder Holding Period,” and together with the Initial Blackstone Holding Period, the “Initial Holding Period”), other than Transfers (i) to Permitted Transferees in accordance with Section 4.2(a) or 4.2(b), (ii) made in accordance with the exercise of the “drag-along rights” set forth in Section 4.5, (iii) pursuant to Article VII and/or (iv) in accordance with or arising from the exercise of the “tag-along” rights set forth in Section 4.4. After the Initial Stockholder Holding Period, the Stockholders (other than Blackstone and H&F) may only Transfer Company Shares (A) to Permitted Transferees in accordance with Section 4.2(a) or 4.2(b), (B) pursuant to Article VII, (C) in accordance with the exercise of the “drag-along rights” set forth in Section 4.5, (D) with the prior written consent of each of the Sponsors and subject to the “rights of first refusal” set forth in Section 4.3 and/or (E) in accordance with or arising from the exercise of the “tag-along rights” set forth in Section 4.4, in each case, without regard to any other restrictions on transfer contained elsewhere in this Agreement. After the Initial Stockholder Holding Period, H&F may freely Transfer Company Shares, without regard to any other restrictions on transfer contained elsewhere in this Agreement.

(b) Notwithstanding the foregoing, in no event shall any Stockholder be entitled to Transfer its Company Shares, whether during or after its applicable Initial Holding Period, to any Competitor; provided, however, that notwithstanding anything herein to the contrary, such provision shall not apply with respect to Transfers of Company Shares (v) in an IPO (subject to any then-applicable lock-up obligations as provided herein), (w) in any bona fide underwritten public offering (including pursuant to any Marketed Underwritten Shelf Take-

Down or Non-Marketed Underwritten Shelf Take-Down), (x) in accordance with Rule 144 of the Securities Act, (y) pursuant to a Drag-Along Transfer and/or (z) pursuant to a Sale Transaction effected pursuant to the H&F Liquidity Rights. In addition, and notwithstanding any provision of this Agreement to the contrary, prior to an IPO, no Stockholder shall be entitled to Transfer its Company Shares at any time if such Transfer would:

(i) violate the Securities Act, or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or the Company Shares;

(ii) cause the Company to be required to register Common Stock under Section 12(g) of the Exchange Act;

(iii) cause the Company to become subject to the registration requirements of the U.S. Investment Company Act of 1940, as amended from time to time; or

(iv) be a “prohibited transaction” under ERISA or the Code or cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code.

(c) In the event of a purported Transfer by a Stockholder of any Company Shares in violation of the provisions of this Agreement, such purported Transfer will be void and of no effect, and the Company will not give effect to such Transfer.

(d) Each certificate evidencing the Company Shares shall bear the following restrictive legend, either as an endorsement or on the face thereof:

THE SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS RESTRICTED BY THE TERMS OF A STOCKHOLDERS’ AGREEMENT, DATED AS OF NOVEMBER 2, 2011, COPIES OF WHICH ARE ON FILE WITH THE ISSUER OF THIS CERTIFICATE. NO SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION SHALL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF SUCH STOCKHOLDERS’ AGREEMENT HAVE BEEN COMPLIED WITH IN FULL.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(e) Each certificate representing Company Shares shall also have the following legend endorsed conspicuously thereupon:

The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the following [Sponsor/Other Investor/Manager, as the case may be]:             .

(f) In the event that the restrictive legends set forth in Section 4.1(d) or Section 4.1(e) or any portion or portions thereof, have ceased to be applicable, from time to time, the Company shall in each such case promptly provide notice thereof to each Stockholder. The Company shall promptly provide (and in any event, no later than two (2) Business Days) any Stockholder, or their respective transferees, at their request, without any expense to such Persons (other than applicable transfer taxes and similar governmental charges, if any), with new certificates for such securities of like tenor not bearing the legends with respect to which the restriction has ceased and terminated (it being understood that the restriction referred to in the first paragraph of the legend in Section 4.1(d) shall cease and terminate upon the termination of this Article IV) or not bearing such portion or portions of such restrictive legends with respect to such restriction or restrictions that have ceased and terminated.

Section 4.2 Transfer to Permitted Transferees.

(a) Any Sponsor may Transfer any or all of its Company Shares to any Affiliate or any affiliated private equity fund of such Sponsor (which, for the avoidance of doubt, shall not include Blackstone Eagle Principal Transaction Partners L.P., GSO COF Facility LLC and/or any other co-investment vehicle or other special purpose vehicle formed to indirectly transfer the economic, dispositive or other direct or indirect ownership interest in such Sponsor’s Company Shares or otherwise circumvent the provisions of this Agreement) (each, an “Affiliated PE Fund”); provided, that each such Affiliate or Affiliated PE Fund of any Sponsor to which Company Shares are Transferred shall, and such Sponsor shall cause such Affiliate or Affiliated PE Fund to, become a party to this Agreement in accordance with Sections 4.2(c) and 4.6(a), and Transfer back to such Sponsor (or to another Affiliate or Affiliated PE Fund of such Sponsor, which would otherwise be permitted to hold such Company Shares in accordance with this Section 4.2(a)) any Company Shares it owns prior to such time that such Affiliate or Affiliated PE Fund ceases to be an Affiliate or Affiliated PE Fund of such Sponsor.

(b) Subject to the provisions of Article VII, if applicable, (i) upon the death of any holder of Company Shares who is a natural Person, such Company Shares may be distributed by the will or other instrument taking effect at death of such holder or by applicable laws of descent and distribution to such holder’s estate, executors, administrators and personal representatives, and then to such holder’s heirs, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such holder, and (ii) any Manager or Permitted Transferee of a Manager may Transfer any or all of its Company Shares to a Member of the Immediate Family or an Affiliate of such Manager; provided that if Company Shares are transferred to a Permitted Transferee that is not a natural person and such Permitted Transferee subsequently ceases to be an Affiliate of the Manager to whom such Company Shares were originally issued, then such Permitted Transferee shall, and such Manager shall cause such Permitted Transferee to, Transfer back to such Manager (or to another Permitted Transferee of such Manager) any Company Shares it owns.

(c) Subject to Section 4.6, no Transfer permitted under the terms of Section 4.2(a) or Section 4.2(b) shall be effective unless the transferee of such Company Shares (each, a “Permitted Transferee”) has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Company Shares to be received by such Permitted Transferee shall remain Sponsor Shares, Other Investor Shares or Management Shares, as the case may be, and shall be subject to all of the provisions of this Agreement and that such Permitted Transferee shall be bound by, and shall be a party to, this Agreement as the holder of Sponsor Shares, Other Investor Shares or Management Shares, as the case may be, hereunder; provided, however, that Management Shares Transferred to any Sponsor pursuant to Section 7.6 shall thereafter become Sponsor Shares hereunder.

Section 4.3 Right of First Refusal. (a) Following the applicable Initial Holding Period, if (x) any Other Investor (other than Blackstone Eagle Principal Transaction Partners L.P. or GSO COF Facility LLC or their respective Transferees) desires to Transfer all or any portion of its Company Shares (any such Stockholder, a “ROFR Stockholder”), and (y) each of the Sponsors consent to the Transfer of such ROFR Stockholder’s Company Shares, then each Other Investor that is not a ROFR Stockholder and each Sponsor (each, a “ROFR Offeree”) shall have a right of first refusal over the Transfer of such Company Shares, which shall be exercised in the following manner:

(i) The ROFR Stockholder shall provide the ROFR Offerees with written notice (a “ROFR Notice”) of its desire to Transfer such Company Shares. The ROFR Notice shall specify the number of Company Shares the ROFR Stockholder wishes to Transfer, the proposed purchase price per share (which purchase price shall be in cash or cash equivalents only) for such Company Shares and any other terms and conditions material to the sale proposed by the ROFR Stockholder;

(ii) The ROFR Offerees shall have a period of up to ten (10) Business Days following receipt of the ROFR Notice (the “ROFR Election Period”), to elect to purchase (or to cause one or more of their Affiliates to purchase), in the aggregate, all, but not less than all, of such Company Shares on the terms and conditions set forth in the ROFR Notice by delivering to the ROFR Stockholder written notice thereof. If more than one of the ROFR Offerees agree to purchase, in the aggregate, all of such Company Shares, the ROFR Offeree shall purchase its Pro Rata Portion of the Company Shares proposed to be sold, unless such ROFR Offerees otherwise agree on the allocation of the purchase of all of such Company Shares;

(iii) If the ROFR Offerees elect to purchase (or to cause one or more of their Affiliates to purchase) all of the Company Shares which are the subject of the proposed Transfer within the ROFR Election Period, such purchase shall be consummated within thirty (30) days after the date on which each such ROFR Offeree notifies the ROFR Stockholder of such election (subject to extension if necessary to permit the expiration or early termination of the HSR Waiting Period). Subject to Section 4.4, if the ROFR Offerees do not elect to purchase all of the Company Shares within the ROFR Election Period, the ROFR Stockholder may Transfer all of the Company Shares specified in the ROFR Notice not purchased by the ROFR Offerees at any time within ninety (90) days following such period at a price which is not less than the purchase price specified in the ROFR Notice and on terms and conditions no more favorable, in any material respect, to the purchaser than those specified in the ROFR Notice, and thereafter the ROFR Stockholder may not Transfer any such Company Shares without first following the procedures set forth in this Section 4.3.

(b) In connection with the Transfer of all or any portion of a ROFR Stockholder’s Company Shares pursuant to this Section 4.3 to one or more ROFR Offerees, the ROFR Stockholder shall only be required to represent and warrant as to its authority to sell, the enforceability of agreements against the ROFR Stockholder, that the Company Shares to be transferred shall be free and clear of any liens, adverse claims and encumbrances (other than restrictions imposed by this Agreement and pursuant to applicable federal, state and foreign securities laws), that it is the record and beneficial owner (within the meaning of Rule 13d-5 of the Exchange Act) of such Company Shares and that it has obtained or made all necessary consents, approvals, filings and notices from governmental authorities or third parties to consummate the Transfer.

(c) The provisions of this Section 4.3 shall not apply to Transfers of Company Shares (i) to Permitted Transferees in accordance with Section 4.2(b); (ii) pursuant to, or arising from the exercise of the “drag-along rights” set forth in Section 4.5; (iii) arising from the exercise of the “tag-along rights” set forth in Section 4.4; (iv) pursuant to Article VII or (v) pursuant to a registered public offering.

Section 4.4 Tag-Along Rights.

(a) Following the Initial Holding Period applicable to any Stockholder, if, subject to the provisions of Section 4.3, if applicable, such Stockholder (other than H&F) proposes to Transfer (a “Transferring Stockholder”) any or all of its Company Shares, other than (i) to a Permitted Transferee pursuant to Section 4.2(a) or 4.2(b), (ii) Transfers pursuant to a registered public offering, or (iii) pursuant to or arising from the exercise of the “drag-along rights” set forth in Section 4.5 (a “Proposed Transfer”), each holder of Company Shares who exercises its rights under this Section 4.4 shall have the right to Transfer its Pro Rata Portion of the Company Shares to the proposed Transferee (a “Proposed Transferee”) on the same terms and conditions as those proposed by the Transferring Stockholder.

(b) The Transferring Stockholder shall promptly give written notice (a “Tag-Along Notice”) to each other Stockholder of a Proposed Transfer, setting forth the number of Company Shares proposed to be Transferred, the name of the Transferring Stockholder, the name and address of the Proposed Transferee, the maximum number of Company Shares the Proposed Transferee is willing to purchase, the proposed per share purchase price (or amount) and form of consideration for such Company Shares, and all other material terms and conditions of the Proposed Transfer, including the form of the proposed agreement, if any, and a firm offer by the Proposed Transferee to purchase the Company Shares from the Stockholders in accordance with this Section 4.4. No Transferring Stockholder shall structure the terms of any Proposed Transfer in a manner intended to unreasonably limit the ability of any other Stockholder to participate in the Proposed Transfer. Each Stockholder shall have a period of fifteen (15) Business Days from the date of receipt of the Tag-Along Notice within which to elect to sell up to its Pro Rata Portion of Company Shares in connection with such Proposed Transfer. Any Stockholder may exercise such right by delivery of an irrevocable written notice to the Transferring Stockholder specifying the portion of its Pro Rata Portion of Company Shares it desires to include in the Proposed Transfer (each electing Stockholder, a “Tagging Stockholder”). If the Proposed Transferee fails to purchase all Company Shares proposed to be Transferred by the Transferring Stockholder and the Tagging Stockholders, then the number of Company Shares the Transferring Stockholder and each Tagging Stockholder is permitted to sell in such Tag-Along Transfer shall be reduced pro rata based on the relative number of Company Shares proposed to be included in the Proposed Transfer by the Transferring Stockholder and all Tagging Stockholders and, for the avoidance of doubt, the Transferring Stockholder may not sell any Company Shares in the Proposed Transfer unless each Tagging Stockholder is entitled to sell its Pro Rata Portion of the Company Shares Transferred to the Proposed Transferee. The Transferring Stockholder shall have a period of ninety (90) days following the expiration of the fifteen (15) Business Day period, to sell such Company Shares to the Proposed Transferee, on the terms and conditions specified in the Tag-Along Notice which, for the avoidance of doubt, shall be no more favorable to the Transferring Stockholder than those set forth in the Tag-Along Notice. If the Transferring Stockholder fails to sell such Company Shares to the Proposed Transferee within such ninety (90) days following the expiration of the fifteen (15) Business Day period from the date of receipt of the Tag-Along Notice, the Transferring Stockholder shall not thereafter sell any Company Shares to the Proposed Transferee or any Person without first offering the same to the Sponsors and Other Investors in the manner provided in this Section 4.4.

(c) Each Tagging Stockholder shall agree (i) on a pro rata basis based on the number of Company Shares to be Transferred by the Transferring Stockholder and the Tagging Stockholders, to make the same representations, warranties and indemnities to the Proposed Transferee as made by the Transferring Stockholder in connection with the Proposed Transfer, (ii) if required, to participate in any escrow or holdback arrangement relating to such Proposed Transfer pro rata based on the relative number of Company Shares to be Transferred by such Tagging Stockholder and all of the Tagging Stockholders and (iii) to the same terms and conditions to the Proposed Transfer as the Transferring Stockholder agrees. All such representations, warranties and indemnities shall be made by each Tagging Stockholder and the Transferring Stockholder severally, and not jointly and severally, and, except with respect to individual representations, warranties and indemnities of the Tagging Stockholder as to the unencumbered title to its Company Shares and the power, authority and legal right to Transfer such Company Shares, any liability for breach of any such representations and warranties or under any indemnities shall be allocated among each Tagging Stockholder and the Transferring Stockholder pro rata based on the relative number of Company Shares to be Transferred by each of them. Notwithstanding anything herein to the contrary, (v) in no event shall the aggregate amount of liability for any Tagging Stockholders and/or the Transferring Stockholder exceed the U.S. dollar value of the net proceeds received by such Tagging Stockholder or the Transferring Stockholder, respectively, from the Proposed Transferee, (w) in no event shall any Tagging Stockholder be required to make any representations or warranties, or provide any indemnities as to, or to, any other Stockholder, (x) in no event shall any Tagging Stockholder be required to agree or enter into any non-competition, non-solicitation or analogous or similar agreements or covenants that would bind such Tagging Stockholder or its Affiliates or portfolio companies without such Tagging Stockholder’s prior written consent, (y) any deferred consideration or indemnification payments made by the Proposed Transferee relating to such Proposed Transfer shall be allocated among each Tagging Stockholder and the Transferring Stockholder pro rata based on the relative number of Company Shares to be Transferred by each of them and (z) if the Proposed Transfer would result in a Change of Control or Sale Transaction, H&F shall have the right to sell one hundred percent (100%) of its Company Shares in such Proposed Transfer.

(d) Concurrently with the consummation of the Proposed Transfer, the Transferring Stockholder shall (i) notify each of the Tagging Stockholders thereof, (ii) remit on the same day on which such Proposed Transfer is consummated to each of the Tagging Stockholders the total consideration for the Company Shares of the Tagging Stockholders Transferred pursuant thereto by wire transfer of immediately available funds and (iii) promptly after the consummation of such Proposed Transfer, furnish such other evidence of the completion and the date of completion of such Proposed Transfer and the terms thereof as may be reasonably requested by the Tagging Stockholders. The Proposed Transferee in such Proposed Transfer must become a party to this Agreement if it is not already a party.

(e) All reasonable costs and expenses incurred in connection with any Proposed Transfer that is consummated, including all attorneys fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be allocated among the Transferring Stockholder and each Tagging Stockholder pro rata based on the relative number of Company Shares to be Transferred by each of them.

(f) If a Stockholder Transfers any Company Shares to any of its Affiliates, such Affiliates shall be bound by the provisions of this Section 4.4. Each Stockholder may assign its tag-along rights (in whole or in part) under the terms of this Section 4.4 to any of its Affiliates that is a Stockholder.

(g) Prior to an IPO, if any of (x) Blackstone, (y) H&F or (z) an Other Investor that is an Affiliate of a Sponsor proposes to transfer directly or indirectly (a “Transferring ITR Holder”) all or a portion of the equity securities held by Blackstone, H&F or such Other Investor or H&F or any of their respective Affiliates, as the case may be, in any entity that is a party to the Tax Receivable Agreement (the equity interests of any such entity, the “ITR Interests”), or any rights or benefits pursuant to any such Tax Receivable Agreement, to any Person other than to a Permitted Transferee, such Transferring ITR Holder shall offer to the other Sponsors and Other Investors that are an Affiliate of a Sponsor and who hold ITR Interests the right to participate in such transfer on the same terms and conditions on a pro rata basis (based on its then applicable beneficial ownership (within the meaning of Rule 13d-5 of the Exchange Act) of the outstanding Company Shares of the Sponsors, Other Investors that are an Affiliate of a Sponsor and who hold ITR Interests, and their respective Permitted Transferees). If a Transferring ITR Holder transfers directly or indirectly any of its ITR Interests to a Permitted Transferee, such Permitted Transferee shall also be bound by the terms of this Section 4.4(g).

Section 4.5 Drag-Along Rights.

(a) Subject to Section 3.2, (i) Stockholders beneficially owning (within the meaning of Rule 13d-5 of the Exchange Act) at least fifty percent (50%) of the outstanding

Company Shares (so long as Blackstone is included in such group) or (ii) H&F (in the event that it has exercised its H&F Liquidity Rights) may approve a Sale Transaction (which, for the avoidance of doubt, may be in one or a series of related transactions and/or in the form of a merger, consolidation, stock and/or asset purchase or any other form) to a third party that is not an Affiliate or portfolio company of such Stockholders (a “Drag-Along Transfer” and such purchaser, the “Drag-Along Buyer”). In connection with such Drag Along Transfer, the party or parties approving such Drag Along Transfer (each such party, an “Initiating Party”) may exercise drag-along rights with respect to all other Stockholders in accordance with the terms, conditions and procedures set forth herein; provided, that the rights of Stockholders beneficially owning (within the meaning of Rule 13d-5 of the Exchange Act) at least fifty percent (50%) of the outstanding Company Shares to initiate a Drag-Along Transfer shall be tolled (and no Stockholder (other than H&F) may exercise its rights to initiate a Drag-Along Transfer) for a period of up to six (6) months from and after delivery by H&F of any written request exercising the H&F Liquidity Rights; provided, that such six (6) month period shall automatically be extended (x) if the Company has filed a Registration Statement on Form S-1 (or similar form) with the SEC and is seeking to effect an IPO, until the consummation or abandonment of such IPO, or (y) if a definitive agreement with respect to a Sale Transaction has been entered into by the Company and such transaction remains pending, until the consummation or abandonment of such transaction.

(b) The Initiating Party shall promptly give notice to the Company, which shall promptly give written notice (a “Drag-Along Notice”) to each holder of Company Shares (the “Drag-Along Stockholders”) of any election by the Initiating Party to exercise its drag-along rights under this Section 4.5, setting forth the number of Company Shares proposed to be Transferred, the name of the Initiating Party, the name and address of the Drag-Along Buyer, the total number of Company Shares proposed to be Transferred, the proposed per share purchase price (or amount) and form of consideration for such Company Shares, and all other material terms and conditions of the Drag-Along Transfer, including the form of the proposed agreement, if any. Such notice shall also specify the number of Company Shares such Drag-Along Stockholders shall be required to Transfer, up to such Drag-Along Stockholders’ Pro Rata Portion of Company Shares. Not later than ten (10) Business Days after the date of the Drag-Along Notice (the “Drag-Along Sale Notice Period”), each of (i) the Drag-Along Stockholders (other than the Sponsors and their Permitted Transferees) shall deliver to a representative of the Initiating Party designated in the Drag-Along Notice the certificates representing the Company Shares of such Drag-Along Stockholder free and clear of any lien, with any stock (or equivalent) transfer tax stamps affixed, for delivery by such representative of such Initiating Party against delivery of the applicable consideration, together with a limited power-of-attorney in customary form authorizing the Initiating Party or its representative to Transfer such Company Shares on the terms set forth in the Drag-Along Notice and (ii) each of the Drag-Along Stockholders shall deliver to a representative of the Initiating Party designated in the Drag-Along Notice wire transfer or other instructions for payment or delivery of the consideration to be received by such Drag-Along Stockholder in such Drag-Along Transfer. If a Drag-Along Stockholder should fail to deliver such certificates and limited power of attorney to the Initiating Party, as may be required pursuant to the immediately preceding sentence, the Initiating Party shall so inform the Company, and the Company shall immediately cause the books and records of the Company to show that such Company Shares are bound by the provisions of this Section 4.5 and that such Company Shares shall be Transferred to the Drag-Along Buyer immediately upon surrender for

Transfer by the holder thereof. Any Transfer of Company Shares by a Drag-Along Stockholder pursuant to the terms hereof shall be at the same per share price for Company Shares as those sold by the Initiating Party and specified in the Drag-Along Notice and each Drag-Along Stockholder shall receive the same relative proportion of cash and Marketable Securities as the Initiating Party. The Company and/or its subsidiaries (as may be directed by the Initiating Party) shall promptly enter into, and each Drag-Along Stockholder shall take all Necessary Action to cause the Board of Directors to cause the Company and/or its subsidiaries (as may be directed by the Initiating Party) to promptly enter into, such definitive agreements required by the Initiating Party to effect any such Drag-Along Transfer and promptly take all actions necessary to effect and consummate such Drag-Along Transfer, including causing the Drag-Along Notice to be promptly provided to each of the Drag-Along Stockholders in accordance with Section 4.5.

(c) Each Drag-Along Stockholder shall agree (i) to on a pro rata basis based on the number of Company Shares Transferred by the Initiating Party and Drag-Along Stockholders to make the same representations, warranties and indemnities as made by the Initiating Party in connection with the Drag-Along Transfer, (ii) if required, to participate in any escrow or holdback arrangement relating to such Drag-Along Transfer pro rata based on the relative number of Company Shares to be Transferred by such Drag-Along Stockholders and the Initiating Party, (iii) to the same terms and conditions to the Drag-Along Transfer as the Initiating Party agrees and (iv) not to demand or exercise appraisal or dissenters rights under any applicable business corporation or other law with respect to a transaction subject to this Section 4.5 as to which such appraisal rights are available. All such representations, warranties and indemnities shall be made by the Initiating Party and each Drag-Along Stockholder severally, and not jointly and severally, and, except with respect to individual representations, warranties, and indemnities of the Drag-Along Stockholder as to the unencumbered title to its Company Shares and the power, authority and legal right to Transfer such Company Shares, any liability for breach of any such representations and warranties shall be allocated among the Initiating Party and each Drag-Along Stockholder pro rata based on the relative number of Company Shares Transferred by each of them. Notwithstanding anything herein to the contrary, (w) in no event shall the aggregate amount of liability for the Initiating Party and/or any Drag-Along Stockholders exceed the U.S. dollar value of the net proceeds received by the Initiating Party or such Drag-Along Stockholders, respectively, from the Drag-Along Buyer, (x) in no event shall any Drag-Along Stockholder be required to make any representations or warranties, or provide any indemnities as to, or to, any other Stockholder, (y) in no event shall any Drag-Along Stockholder be required to agree or enter into any non-competition, non-solicitation or analogous or similar agreements or covenants that would bind such Drag-Along Stockholder or its Affiliates or portfolio companies without the prior written consent of such Drag-Along Stockholder and (z) any deferred consideration or indemnification payments made by the Drag-Along Buyer relating to such Drag-Along Transfer shall be allocated among each Drag-Along Stockholder and the Initiating Party pro rata based on the relative number of Company Shares to be Transferred by each of them.

(d) In the event that any such Drag-Along Transfer is structured as a merger, consolidation, stock and/or asset sale, or similar business combination, each Drag-Along Stockholder agrees to (i) subject to Section 3.2(a), vote in favor of the transaction and against any competing transaction or proposal and (ii) subject to Section 4.5(c), take such other action as may be reasonably required by the Company and/or the Initiating Party to effect such transaction. Each Drag-Along Stockholder (other than the Sponsors and the Other Investors that are their Affiliates and their respective Permitted Transferees) hereby grants to the Company and the Initiating Party an irrevocable proxy coupled with an interest to vote his, her or its Company Shares in favor of any such Drag-Along Transfer and against any competing transaction or proposal, which proxy will be valid and remain in effect until the consummation of such Drag-Along Transfer.

(e) Concurrently with the consummation of the Drag-Along Transfer, the Initiating Party shall (i) notify each of the Drag-Along Stockholders thereof, (ii) remit on the same day on which such Drag-Along Transfer is consummated to each of the Drag-Along Stockholders the total consideration for the Company Shares of the Drag-Along Stockholders Transferred pursuant thereto by wire transfer of immediately available funds and (iii) promptly after the consummation of such Drag-Along Transfer, furnish such other evidence of the completion and the date of completion of such Drag-Along Transfer and the terms thereof as may be reasonably requested by the Drag-Along Stockholders.

(f) If a Drag-Along Stockholder fails to transfer its (i) certificates representing its Company Shares subject to the Drag-Along Transfer and (ii) limited power of attorney or duly endorsed stock (or equivalent) powers, as applicable, to the Initiating Party prior to the consummation of the Drag-Along Transfer, the Initiating Party may, at its option, in addition to all other remedies it may have, deposit the purchase price for such Company Shares with any national bank or trust company having combined capital, surplus and undivided profits in excess of $500 million (the “Escrow Agent”), and upon the consummation of the Drag-Along Transfer all of such Drag-Along Stockholder’s rights in and to such Company Shares shall terminate. Thereafter, upon delivery to the Company by such Drag-Along Stockholder of appropriate documentation evidencing the Transfer of such Company Shares to the Drag-Along Buyer, the Company shall instruct the Escrow Agent to deliver the purchase price (without any interest from the date of the closing to the date of such delivery, any such interest to accrue to the Company) to such Drag-Along Stockholder.

(g) Notwithstanding anything contained in this Section 4.5 to the contrary, there shall be no liability on the part of the Initiating Party to the other Stockholders (other than the obligation to return the limited power of attorney, stock (or equivalent) powers and the certificates and other applicable instruments representing Company Shares received by the Initiating Party) or any other Person if the Transfer of Company Shares pursuant to this Section 4.5 is not consummated for whatever reason, regardless of whether the Initiating Party has delivered a Drag-Along Notice. Whether to effect or consummate a Transfer of Company Shares pursuant to this Section 4.5 by the Initiating Party is in the sole and absolute discretion of the Initiating Party.

(h) All reasonable costs and expenses incurred by the Initiating Party and its Representatives in connection with any Drag-Along Transfer, including all attorneys fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be promptly reimbursed upon written demand (to the extent previously paid by the Initiating Party) and otherwise borne by the Company.

(i) The Initiating Party may provide prospective purchasers in a Drag-Along Transfer access to the books, records and properties of the Company and its subsidiaries, subject to such persons executing customary confidentiality agreements in favor of the Company.

(j) Notwithstanding anything contained in this Section 4.5 to the contrary, in no event shall Blackstone, H&F, any Other Investor that is an Affiliate of a Sponsor and who holds ITR Interests, or any Manager be required to transfer or cause to be transferred all or any portion of the ITR Interests held by Blackstone, H&F, such Other Investor, such Manager or any of respective Permitted Transferees, or any rights or benefits pursuant to the Tax Receivable Agreement or any similar contractual agreement between such Stockholder and the Company or any of its subsidiaries.

Section 4.6 Rights and Obligations of Transferees.

(a) Any Transfer of Company Shares, which Transfer is otherwise in compliance herewith, shall be permitted hereunder only if the transferee of such Company Shares agrees in writing that it shall, upon such Transfer, assume with respect to such Company Shares the transferor’s obligations under this Agreement and become a party to this Agreement for such purpose, and any other agreement or instrument executed and delivered by such transferor in respect of the Company Shares; provided, however, that (i) this Section 4.6 shall not apply to Transfers of Company Shares to a Stockholder, and (ii) Section 4.6(a) and Section 4.6(b) shall not apply to (x) Transfers pursuant to a registered public offering or Rule 144A sale or (y) a Drag-Along Transfer in which all of the Company Shares are Transferred to a Drag-Along Buyer.

(b) A Sponsor and/or Other Investor may transfer its rights set forth herein only in connection with a Transfer of its Company Shares. Upon any Transfer of Company Shares to any Person, which Transfer is otherwise in compliance herewith, the transferee shall, upon such Transfer, assume all rights held by the transferor at the time of the Transfer with respect to such Company Shares; provided, that no Transferee (other than a Permitted Transferee of the Transferring Stockholder) shall acquire any of the rights provided in Article III, Section 4.3, Section 4.5, Section 4.7 or Section 6.2(h) hereof by reason of such Transfer. In the event that any Sponsor transfers one or more of its rights set forth in Section 6.1 (other than with respect to the H&F Liquidity Rights) or Section 6.2 to any Transferee of its Company Shares in compliance herewith, such Transferee shall notify the Company of the assignment of such rights, and such Transferee shall be deemed to be either “Blackstone” or “H&F” for purposes of Section 6.1 or Section 6.2, as applicable, with respect to such rights assigned to such Transferee.

(c) Without limitation as to the other provisions set forth in Sections 4.4 and/or 4.5, each Tagging Stockholder or Drag-Along Stockholder (each, a “Participating Seller”), whether in his, her or its capacity as a Participating Seller, stockholder, officer or director of the Company, or otherwise, shall take or cause to be taken all such actions as may be necessary or reasonably desirable in order expeditiously to consummate each Transfer pursuant to Section 4.4 or Section 4.5 hereof and any related transactions, including (i) solely in the case of a Tagging Stockholder or Drag-Along Stockholder (in each such case, other than the Sponsors and their Permitted Transferees), executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; (ii) furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and (iii) otherwise cooperating with the Transferring Stockholder (in a Transfer pursuant to Section 4.4 hereof) or the Initiating Party (in a Transfer pursuant to Section 4.5 hereof), as applicable, and the Proposed Transferee or Drag-Along Buyer, as the case may be.

(d) Each Participating Seller agrees that to the extent he, she or it desires to include vested and exercisable Options or Warrants in any Transfer of Company Shares pursuant to Sections 4.4 and/or 4.5, he, she or it will be deemed to have exercised, converted or exchanged such vested and exercisable Options or Warrants immediately prior to the consummation of the Proposed Transfer or Drag-Along Transfer, as the case may be, to the extent necessary to sell Company Shares to the Proposed Transferee or Drag-Along Buyer, as the case may be, except to the extent permitted under the terms of any such Option or Warrant and agreed to by the Transferring Stockholder or Initiating Party, as the case may be, and the Proposed Transferee or Drag-Along Buyer, as the case may be. In the event that Options or Warrants are deemed exercised pursuant to the preceding sentence, payment of any purchase or exercise price, if applicable, and minimum statutory withholding tax amount, if any, shall be satisfied through payment of Company Shares otherwise deliverable upon such exercise, conversion, or exchange. If any Participating Seller sells Options or Warrants in any Proposed Transfer or Drag-Along Transfer, such Participating Seller shall receive in exchange for such Options or Warrants consideration equal to the amount (if greater than zero) determined by multiplying (a) the purchase price per Company Share received by the Transferring Stockholder or Initiating Party, as the case may be, in such Transfer less the exercise or conversion price, if any, per share of such Option or Warrant by (b) the number of Company Shares issuable upon exercise, conversion or exchange of such Option or Warrant (to the extent exercisable, convertible or exchangeable at the time of such Transfer), subject to reduction for any tax or other amounts required to be withheld under applicable law.

(e) Closing. The closing of a Transfer to which Sections 4.4 or 4.5 hereof apply will take place at such time and place as the Transferring Stockholder (in a Transfer pursuant to Section 4.4 hereof) or the Initiating Party (in a Transfer pursuant to Section 4.5 hereof) specifies by notice to each Participating Seller, each subject to any restrictions as to timing set forth in Section 4.4 or 4.5. At the closing of any Proposed Transfer or Drag-Along Transfer, as the case may be, each Tagging Stockholder or each Drag-Along Stockholder that is a Sponsor or its Permitted Transferee, as the case may be, shall deliver or cause to be delivered the certificates evidencing the Company Shares to be sold by such Tagging Stockholder, duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any lien, with any stock (or equivalent) transfer tax stamps affixed, against delivery of the applicable consideration.

Section 4.7 H&F Liquidity Rights. From and after the fifth anniversary of the Closing Date, H&F, for so long as it holds its 25% Threshold Interest Amount, shall have the right to deliver to the Company one or more notices requiring that the Company consummate, at H&F’s election, either (a) a QPO or (b) a Sale Transaction as promptly as reasonably practicable after receipt of any such notification (such rights, the “H&F Liquidity Rights”). Blackstone and the Company agree to promptly take, and cause each of their subsidiaries, officers, employees, agents and representatives to promptly take, all such actions and cause to be done all such things as may be reasonably requested by H&F in connection with any such QPO or Sale Transaction or otherwise in connection with the exercise of the H&F Liquidity Rights. Upon receipt of notice of the exercise of the H&F Liquidity Rights, the Company shall use its reasonable best efforts to effect such a transaction, and, in connection therewith, shall keep H&F contemporaneously apprised of the status of effecting such a transaction, and consult with H&F and consider in good faith H&F’s advice and recommendations with respect to such a transaction. All costs and expenses incurred by H&F and its Representatives and/or the Company and its subsidiaries in connection with complying with this Section 4.7, including all attorneys fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be promptly reimbursed upon written demand (to the extent previously paid by H&F) and otherwise borne by the Company; provided, that in the event such costs and expenses are incurred in connection with any QPO, such costs and expenses shall exclude any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable Underwritten Offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities. For the avoidance of doubt, for so long as H&F holds its 25% Threshold Interest Amount, the H&F Liquidity Rights shall be continuing and shall terminate only upon the earlier of (x) the consummation of a QPO and (y) the consummation of a Sale Transaction.

Section 4.8 Termination of Transfer Restrictions. The provisions of this Article IV shall terminate and be of no further force and effect upon the consummation of an IPO; provided, that notwithstanding the foregoing, Section 4.4 and Section 4.6 (solely as it relates to a Proposed Transfer) shall not terminate and shall survive until the earlier of (x) the first anniversary of the consummation of an IPO and (y) the consummation of a QPO; provided, further, that notwithstanding the foregoing, Section 4.5 (solely as it relates to a Drag-Along Transfer requested by H&F in connection with H&F’s exercise of the H&F Liquidity Rights), Section 4.6 (solely as it relates to a Drag-Along Transfer requested by H&F in connection with H&F’s exercise of the H&F Liquidity Rights) and Section 4.7 shall not terminate and shall survive until the earlier of (x) the consummation of a QPO and (y) the consummation of a Sale Transaction.

ARTICLE V

PREEMPTIVE RIGHTS

Section 5.1 Preemptive Rights. (a) At any time following the Closing Date until an IPO, if the Company or any of its subsidiaries proposes to issue any equity securities, debt securities, debt securities convertible or exchangeable for any equity securities, or any option, warrant or other right to acquire any such equity or debt securities to any Person (whether or not such Person is a Sponsor), with the exception of any issuance (i) as consideration to a third party that is not an Affiliate or portfolio company of any Stockholder in any merger, acquisition, joint venture or any other similar or strategic transaction, (ii) in an IPO, (iii) to a third party financial institution that is not an Affiliate or portfolio company of any Stockholder in connection with any borrowing by the Company or its subsidiaries, (iv) to (x) employees or (y) advisors or consultants that are not Affiliates of a Stockholder, pursuant to an employee incentive plan approved by the Board of Directors, (v) by a wholly owned subsidiary to its parent, (vi) as a result of the conversion of Convertible Securities or the exercise of any Warrants, Options or other rights (in each case, having been issued in accordance with this Section 5.1 and otherwise approved in accordance with the terms of this Agreement) and (vii) in connection with any stock split, stock combination, stock dividend, distribution or recapitalization) (a “New Issuance” and any such securities, “Newly Issued Securities”), the Company shall provide written notice to each of the Sponsors and Other Investors that are Affiliates of a Sponsor of such anticipated issuance no later than ten (10) Business Days prior to the anticipated issuance date (the “Preemptive Rights Notice”). The Preemptive Rights Notice shall set forth the material terms and conditions of the New Issuance, including the name and address of the proposed Person to whom the Newly Issued Securities are proposed to be issued, the proposed purchase price for the Newly Issued Securities (on a per security and on an aggregate basis, including the maximum amount), a description of any non-cash consideration in sufficient detail to permit a valuation thereof, the anticipated issuance date, the proposed manner of disposition, and the purpose of such New Issuance. Each of the Sponsors and Other Investors that are Affiliates of a Sponsor shall have the right to purchase up to its Pro Rata Portion of such Newly Issued Securities at the price and on the terms and conditions specified in the Preemptive Rights Notice by delivering an irrevocable written notice to the Company no later than three (3) Business Days before the anticipated issuance date, setting forth the number of such Newly Issued Securities for which such right is exercised. Such notice shall also include the maximum number of Newly Issued Securities such Stockholder would be willing to purchase in the event any other Stockholder entitled to participate elects to purchase less than its Pro Rata Portion of such Newly Issued Securities. If any such Stockholder elects not to purchase its full Pro Rata Portion of such Newly Issued Securities, the Company shall allocate any remaining amount among those Stockholders (pro rata, but up to, in the case of each such Stockholder, the maximum number specified by such Stockholder pursuant to the immediately preceding sentence) who have indicated in their notice to the Company a desire to purchase Newly Issued Securities in excess of their respective Pro Rata Portions.

(b) In the event the Sponsors and Other Investors that are Affiliates of a Sponsor do not purchase all such Newly Issued Securities in accordance with the procedures set forth in Section 5.1(a), the Company or its relevant subsidiary, as applicable, shall have sixty (60) days after the expiration of the anticipated issuance date (subject to extension if necessary to permit the expiration or early termination of the HSR Waiting Period) to sell to other Persons (excluding any Stockholder, its Affiliates and/or its portfolio companies) the remaining Newly Issued Securities at the price and on the terms and conditions specified in the Preemptive Rights Notice. If the Company or its relevant subsidiary, as applicable, fails to sell such Newly Issued Securities within such sixty (60) days of the anticipated issuance date provided in the Preemptive Rights Notice, the Company or its relevant subsidiary, as applicable, shall not thereafter issue or sell such Newly Issued Securities without first offering the same to the Sponsors and Other Investors that are Affiliates of a Sponsor in the manner provided in Section 5.1(a).

(c) In the event that any Stockholder purchases any equity securities other than new Company Shares pursuant to Section 5.1(a), such Stockholder shall execute a stockholders’ agreement with respect to such securities with terms that are equivalent, mutatis mutandis, to this Agreement (including the registration rights provided for in Article VI hereof); provided, that such stockholders’ agreement shall terminate upon the same terms and conditions as provided herein.

(d) Any Newly Issued Securities constituting shares of capital stock of the Company acquired by any existing holder of Company Shares pursuant to this Article V shall be deemed for all purposes hereof to be Sponsor Shares or Other Investor Shares hereunder of like kind with the Company Shares then held by the acquiring holder.

(e) The election by a Sponsor or Other Investor not to exercise its preemptive rights under this Section 5.1 in any one instance shall not affect its right (other than in respect of a reduction in its Ownership Interest, if applicable) as to any future issuances of securities that shall, for the avoidance of doubt, be subject to this Section 5.1. Any attempted Transfer of such securities by the Company or any subsidiary of the Company without first giving the Sponsors and Other Investors that are Affiliates of a Sponsor the rights described in this Section 5.1 shall be void and of no force and effect.

Section 5.2 Expenses. All costs and expenses incurred by the Company or any of its subsidiaries in connection with any proposed New Issuance (whether or not consummated), including all attorneys fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company. In connection with such proposed New Issuance (whether or not consummated), the Company shall pay the fees and out-of-pocket expenses of a single law firm for all Sponsors and Other Investors that are Affiliates of a Sponsor who have elected to participate in the purchase of Newly Issued Securities (selected by the Sponsors purchasing Newly Issued Securities).

ARTICLE VI

REGISTRATION RIGHTS

Section 6.1 Demand Registration.

(a) IPO and Demand by Holders.

(i) Each of (A) Blackstone, at any time, and (B) H&F, in connection with the exercise of the H&F Liquidity Rights, shall have the right, by delivering or causing to be delivered a written notice to the Issuer, to require the Issuer to register, pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the sale of the number of shares of Issuer Shares and Registrable Securities (if any) specified by Blackstone or H&F, as the case may be, to be so issued and sold in an IPO (or QPO in the case of a written notice delivered by H&F) (an “IPO Demand Registration”). The Stockholders acknowledge and agree that the Board of Directors shall be permitted to, at any time, cause the Issuer to register under and in accordance with the provisions of the Securities Act, the sale of Issuer Shares and Registrable Securities. In connection with any IPO, the Issuer shall promptly (but in no event more than five (5) Business Days after receipt of any request for an IPO Demand Registration, or the determination by the Issuer or its board of directors to effect an IPO) deliver a written notice to each of the Sponsors and in such event each such Sponsor shall have the right to participate in such offering, whether initiated by the Issuer, its board of directors, Blackstone, H&F or any other Person, on a pro rata basis relative to the other Sponsor, but in any event, subject to the H&F Priority Sell-Down. Notwithstanding anything in Section 4.6(b) or elsewhere herein to the contrary, Blackstone may not transfer its right to effect an IPO Demand Registration to any Person.

(ii) If at any time after the Effectiveness Date, there is no currently effective Shelf Registration Statement on file with the SEC, each of (A) Blackstone, at any time, and (B) H&F, at any time (each, a “Sponsor Demand Holder”), shall have the right to make a written request to the Issuer for Registration of all or part of the Registrable Securities held by it on (x) Form S-1 or any successor form or any similar long-form registration statement (a “Long-Form Registration”), or (y) Form S-3 or any successor form or any similar short-form registration statement (a “Short-Form Registration”) if the Issuer is qualified to use such short form. Any such request pursuant to clauses (i) and (ii) of this Section 6.1(a) shall hereinafter be referred to as a “Demand Registration.” Each request for a Demand Registration shall specify (x) the kind and aggregate amount of Registrable Securities to be Registered and/or, in the case of an IPO Demand Registration, the number of shares of Issuer Shares to be issued and sold and the number of Registrable Securities (if any) to be sold, and (y) the intended methods of disposition thereof.

(iii) Within (x) ninety (90) days in the case of a request for a Long-Form Registration, (y) thirty (30) days in the case of a request for a Short-Form Registration, or (z) one hundred twenty (120) days in the case of an IPO Demand Registration, the Issuer shall file a Registration Statement relating to such Demand Registration (a “Demand Registration Statement”), and shall use its reasonable best efforts to cause (i) such Demand Registration Statement to promptly be declared effective under the Securities Act, and (ii) the offer and sale of Registrable Securities to be otherwise registered and/or qualified under the “Blue Sky” laws of such jurisdictions as any Holder being registered under such Registration Statement or any underwriter, if any, reasonably requests.

(b) Limitation on Demand Registrations. Subject to Section 6.1(a), (i) Blackstone shall have the right to request up to four (4) Long-Form Registrations and (ii) H&F shall have the right to request up to three (3) Long-Form Registrations. Notwithstanding anything herein to the contrary, each of Blackstone and H&F may transfer the rights to make such requests to any Transferee of their Company Shares; provided, that such Transfer was made in compliance with this Agreement. For the avoidance of doubt, if H&F shall have delivered an IPO Demand Registration in connection with the exercise of the H&F Liquidity Rights, such IPO Demand Registration shall not be deemed to be a Long-Form Registration for purposes of this Agreement. Each Sponsor Demand Holder shall have an unlimited number of Short-Form Registrations. Notwithstanding the foregoing, (i) each Sponsor Demand Holder may request no more than two (2) Demand Registrations in any 12-month period, and (ii) in no event shall the Issuer be required to effect more than a total of two (2) Demand Registrations in any 12-month period; provided, however, that such limitations shall not apply to an IPO Demand Registration, which IPO Demand Registration may only be made as provided in Section 6.1(a)(i).

(c) Demand Withdrawal. A Demanding Holder, and any other Holder that has requested its Registrable Securities be included in a Demand Registration pursuant to Section 6.1(e) or any Sponsor that has elected to participate in an IPO pursuant to Section 6.1(a) may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of a notice to such effect from a Demanding Holder (or if there is more than one Demanding Holder, from all such Demanding Holders) with respect to all of the Registrable Securities included by such Demanding Holder(s) in such Demand Registration, the Issuer shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement and such Registration nonetheless shall be deemed a Demand Registration for purposes of Section 6.1(b) unless either (i) the withdrawing Demanding Holder(s) shall have paid or reimbursed the Issuer for its or their pro rata share (relative to all Holders who had notified the Issuer that they intended to participate in the applicable Demand Registration) of all reasonable and documented out-of-pocket fees and expenses incurred by the Issuer in connection with the Registration (based on the number of securities the Demanding Holder(s) sought to register, as compared to the total number of securities included in such Demand Registration Statement) or (ii) if such withdrawal is made following the occurrence of a Material Adverse Change or because the Registration would require the Company to make an Adverse Disclosure.

(d) Effective Registration. The Issuer shall be deemed to have effected a Demand Registration if the Demand Registration Statement has become effective and remains effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or if such Registration Statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriter or underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected (and shall not be deemed to be a Demand Registration for purposes of Section 6.1(b)) if (i) during the Demand Period such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by a participating Holder.

(e) Demand Notice. Promptly upon receipt of any request for a Demand Registration other than an IPO Demand Registration pursuant to Section 6.1(a) (but in no event more than five (5) Business Days thereafter), the Issuer shall deliver a written notice (a “Demand Notice”) of any such Registration request to all other Holders of Registrable Securities, and the Issuer shall include in such Demand Registration all such Registrable Securities with respect to which the Issuer has received written requests for inclusion therein within ten (10) Business Days after the date that the Demand Notice has been delivered. All requests made pursuant to this Section 6.1(e) shall specify the aggregate amount of Registrable Securities to be registered and the intended method of distribution of such securities.

(f) Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Issuer to make an Adverse Disclosure, the Issuer may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided, however, that the Issuer shall not be permitted to exercise a Demand Suspension (i) more than once during any twelve (12)-month period, or (ii) for a period exceeding thirty (30) days on any one occasion. In the case of a Demand Suspension, the Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectuses in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Issuer shall immediately notify the Holders upon the termination of any Demand Suspension, amend or supplement the Prospectus or any Issuer Free Writing Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus and any Issuer Free Writing Prospectus as so amended or supplemented as the holders may reasonably request. The Issuer shall, if necessary, supplement or make amendments to the Demand Registration Statement, if required by the registration form used by the Issuer for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of Registrable Securities that are included in such Demand Registration Statement.

(g) Underwritten Offering. If a Demanding Holder so requests, an offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering. The Demanding Holder shall have the right to select the managing underwriter or underwriters to administer the offering; provided, that such managing underwriter or underwriters shall be reasonably acceptable to the Issuer.

(h) Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Demand Registration (or, in the case of a Demand Registration not being underwritten, the Demanding Holders holding a majority of the Demanding Holders’ Registrable Securities included therein), advise the Board of Directors and the Sponsor Demand Holders participating in such Underwritten Offering in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) in the case of any Demand Registration other than an IPO Demand Registration (x) first, allocated pro rata among the Holders that have requested to participate in such Demand Registration (based on the relative number of Registrable Securities requested to be included therein), but in any event, subject to the H&F Priority Sell-Down, (y) second, and only if all the securities referred to in clause (x) have been included, the number of other securities that, in the opinion of such managing underwriter or underwriters (or Demanding Holders holding a majority of the Demanding Holders’ Registrable Securities to be included in such Registration, if applicable) can be sold without having such adverse effect, and (ii) in the case of an IPO Demand Registration, (x) first, one hundred percent (100%) of the securities that the Issuer proposes to issue, and (y) second, and only if all the securities referred to in clause (x) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated pro rata among the participating Sponsors and Other Investors that are Affiliates of a Sponsor based on the relative number of Registrable Securities requested to be included therein then held by each such Sponsor and each such Other Investor that is an Affiliate of a Sponsor, but in any event, subject to the H&F Priority Sell-Down.

(i) In-Kind Distributions. In the event that, either immediately prior to, subsequent to, or in connection with, any Registration pursuant to this Section 6.1, any Sponsor or Other Investor that is an Affiliate of a Sponsor shall distribute in-kind all or a portion of its Registrable Securities to its partners or members, (i) such partners and member shall be permitted to sell such Registrable Securities in connection with such Registration, (ii) such Sponsor and/or its Other Investor Affiliate shall so advise the Issuer and provide it such customary information as is necessary to permit the inclusion in, or an amendment to, the applicable Registration Statement, to provide information with respect to such partners or members, as selling security holders and (iii) promptly following receipt of such information, the Issuer shall include in, or file an appropriate amendment to, such Registration Statement reflecting the information so provided in order to permit the resale by such partners or members of such Registrable Securities.

Section 6.2 Shelf Registration.

(a) Filing. As promptly as practicable following a demand by any Sponsor Demand Holder at any time after the Effectiveness Date, the Issuer shall file with the SEC a Shelf Registration Statement relating to the offer and sale of Registrable Securities by any Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in the Shelf Registration Statement and, as promptly as practicable thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act. If, on the date of any such demand, the Issuer does not qualify to file a Shelf Registration Statement, then the Issuer shall promptly so notify such Sponsor Demand Holder in writing that it does not so qualify, and such Sponsor Demand Holder shall be entitled to withdraw its demand (and such demand shall not be deemed to be a Demand Registration for purposes of Section 6.1(b)). If however, such Sponsor Demand Holder subsequently notifies the Issuer in writing that it nevertheless wishes to proceed with such demand, the provisions of Section 6.1 shall apply instead.

(b) Continued Effectiveness. The Issuer shall use its reasonable best efforts to keep any such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) and (ii) the date as of which each of the Holders is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the Securities Act without volume limitations or other restrictions on transfer thereunder (such period of effectiveness, the “Shelf Period”). Subject to Section 6.2(d), the Issuer shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Issuer voluntarily takes any action or omits to take any action that would result in Holders of the Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.

(c) Shelf Notice. Promptly upon receipt of any request to file a Shelf Registration Statement (but in no event more than five (5) Business Days thereafter), the Issuer shall deliver a written notice (a “Shelf Notice”) of any such request to all Holders specifying the amount of Registrable Securities to be Registered. The Issuer shall include in such Shelf Registration all such Registrable Securities with respect to which the Issuer has received written requests for inclusion therein within twenty (20) Business Days after the date that the Shelf Notice has been delivered (or such longer period of time as may be identified in the Shelf Notice).

(d) Suspension of Registration. If the continued use of such Shelf Registration Statement at any time would require the Issuer to make an Adverse Disclosure, the Issuer may, upon giving at least ten (10) days’ prior written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, however, that the Issuer shall not be permitted to exercise a Shelf Suspension (i) more than one time during any twelve (12)-month period, or (ii) for a period exceeding thirty (30) days on any one occasion. In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectuses in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Issuer shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus or any Issuer Free Writing Prospectuses, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented or any Issuer Free Writing Prospectus as the Holders may reasonably request. The Issuer shall, if necessary, supplement or make amendments to the Shelf Registration Statement, if required by the registration form used by the Issuer for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of the Registrable Securities then outstanding.

(e) Underwritten Offering. If any Sponsor Demand Holder so elects, an offering of Registrable Securities under a Shelf Registration Statement shall be in the form of an Underwritten Offering (it being understood that such election shall not be deemed to be a Demand Registration for purposes of 6.1(b)), and the Issuer shall amend or supplement the Shelf Registration Statement for such purpose. The electing Sponsor Demand Holder shall have the right to select the managing underwriter or underwriters to administer such offering; provided, that such managing underwriter or underwriters shall be reasonably acceptable to the Issuer.

(f) Priority of Securities Sold Pursuant to Shelf Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Shelf Registration, advise the Board of Directors and the Sponsor Demand Holders participating such Underwritten Offering in writing that, in its or their opinion, the number of securities requested to be included in an Underwritten Offering pursuant to

Section 6.2(e) exceeds the number which can be sold in such Underwritten Offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included in such offering shall be allocated pro rata among the Holders seeking to participate in such Underwritten Offering (based on the relative number of Registrable Securities requested to be included in such Underwritten Offering), but in any event, subject to the H&F Priority Sell-Down, to the extent necessary to reduce the total number of Registrable Securities to be included in such Underwritten Offering to the number recommended by the managing underwriter or underwriters.

(g) In-Kind Distributions. In the event that, either immediately prior to, subsequent to, or in connection with, any Registration pursuant to this Section 6.2, any Sponsor or Other Investor that is an Affiliate of a Sponsor shall distribute in-kind all or a portion of its Registrable Securities to its partners or members, (i) such partners and member shall be permitted to sell such Registrable Securities in connection with such Registration, (ii) such Sponsor and/or its Other Investor Affiliate shall so advise the Issuer and provide it such customary information as is necessary to permit the inclusion in, or an amendment to, the applicable Registration Statement, to provide information with respect to such partners or members, as selling security holders and (iii) promptly following receipt of such information, the Issuer shall include in, or file an appropriate amendment to, such Registration Statement reflecting the information so provided in order to permit the resale by such partners or members of such Registrable Securities.

(h) H&F Priority Sell-Down. Notwithstanding anything herein to the contrary, for a period of two (2) years following an IPO (and, for the avoidance of doubt, including in connection with an IPO), H&F shall have the right to have its Registrable Securities represent up to fifty percent (50%) of the Registrable Securities sold in each registered offering of Registrable Securities (excluding shares of Common Stock or other equity securities sold by the Company) (the “H&F Priority Sell-Down”).

(i) Shelf Take Downs. Any Sponsor Demand Holder that owns Registrable Securities included in a Shelf Registration Statement may initiate an unlimited number of offerings or sales (which may be underwritten or non-underwritten) of all or part of such Registrable Securities (a “Shelf Take-Down”), and with respect to each Shelf Take-Down, each other Holders of Registrable Securities included in a Shelf Registration Statement shall be entitled to sell up to their pro rata portion of Registrable Securities that they previously requested be included in such Shelf Registration Statement, subject to the H&F Priority Sell-Down. Notwithstanding anything herein to the contrary, for the avoidance of doubt, any Shelf Take-Down that is underwritten (other than a Marketed Underwritten Shelf Take-Down) will not count as a Demand Registration of the Sponsor that initiated such Shelf Take-Down. If such Shelf Take-Down is a Marketed Underwritten Shelf Take-Down, the non-initiating Holders of Registrable Securities will have the right to sell in such Shelf Take-Down, subject to the H&F Priority Sell-Down, a pro rata portion of their Registrable Securities that they previously requested be included in such Shelf Registration Statement pursuant to, and in accordance with, the provisions applicable to Piggyback Registrations as set forth in Section 6.3. If such Shelf Take-Down is a Non-Marketed Underwritten Shelf Take-Down, none of the non-initiating Holders of Registrable Securities will have the right to sell in such Shelf Take-Down any of the Registrable Securities they previously had requested be included on such Shelf Registration Statement.

Section 6.3 Piggyback Registration.

(a) Participation. If (x) the Issuer at any time, or from time to time, proposes to file a Registration Statement under the Securities Act with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than (i) a Registration under Section 6.1 or 6.2, (ii) a Registration on Form S-4 or S-8 or any successor form to such Forms, (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Issuer pursuant to any employee stock plan or other employee benefit plan arrangement, or (iv) in connection with an IPO) or (y) a Sponsor Demand Holder at any time, or from time to time, elects to effect a Marketed Underwritten Shelf Take-Down (in any such case, an “Issuer Public Sale”), then, as soon as reasonably practicable (but, in the case of an Issuer Public Sale effected pursuant to clause (x) of the definition thereof, in no event less than forty-five (45) days prior to the proposed date of filing such Registration Statement), the Issuer shall give written notice (a “Piggyback Notice”) to all the Holders of Registrable Securities. The Piggyback Notice shall offer the Holders of Registrable Securities the opportunity to Register under such Registration Statement or sell pursuant to such Marketed Underwritten Shelf Take-Down, as the case may be, such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”); provided, that in the case of a Marketed Underwritten Shelf Take-Down, such Holders had previously requested such Registrable Securities to be included in the applicable Shelf Registration Statement used to effect the Marketed Underwritten Shelf Take-Down. Subject to Section 6.3(b) and the H&F Priority Sell-Down and the proviso in the immediately preceding sentence, the Issuer shall include in such Registration Statement and/or Marketed Underwritten Shelf Take-Down all such Registrable Securities which are requested to be included therein by such Holders within fifteen (15) days (or, in the case of an Issuer Public Sale effected pursuant to clause (y) of the definition thereof, such other reasonable period (which may be shorter) as may be set forth in the Piggyback Notice) after the receipt by such Holder of any such Piggyback Notice; provided, however, that if (A) at any time after the Piggyback Notice has been provided to Holders and prior to the effective date of the Registration Statement filed in connection with such Registration, the Issuer shall determine for any reason not to Register or to delay Registration of such securities, the Issuer shall give written notice of such determination to each Holder of Registrable Securities and/or (B) at any time after the Piggyback Notice has been provided to Holders and prior to the consummation of the Marketed Underwritten Shelf Take-Down, the Sponsor Demand Holder requesting such Marketed Underwritten Shelf Take-Down shall determine for any reason not to proceed with such Marketed Underwritten Shelf Take-Down or to delay such Marketed Underwritten Shelf Take-Down, such Sponsor Demand Holder shall so notify the Issuer, and the Issuer shall give written notice of such determination to each Holder of Registrable Securities, and, in each of the case of the foregoing clauses (A) and/or (B), thereupon, (i) (x) in the case of a determination not to Register, the Issuer shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holders of Registrable Securities entitled to request that such Registration be effected as a Demand Registration under Section 6.1, and (y) in the case of a determination not to proceed with such Marketed Underwritten Shelf Take-Down, each of the Sponsor Demand Holder requesting such Marketed Underwritten Shelf Take-Down and the Issuer shall be relieved of its obligation to effect any such Shelf Take-Down of any Registrable Securities in connection with such Marketed Underwritten Shelf Take-Down (but the Issuer shall not be relieved from its obligation to pay the Registration Expenses in connection therewith), and (ii) (x) in the case of a determination to delay Registering, in the absence of a request for a Demand Registration, the Issuer shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in Registering such other securities, and (y) in the case of a determination to delay such Marketed Underwritten Shelf Take-Down, in the absence of a request for a Demand Registration by any other Holder contractually entitled to such rights, each of the Sponsor Demand Holder requesting such Marketed Underwritten Shelf Take-Down and the Issuer shall be permitted to delay such Marketed Underwritten Shelf Take-Down, for the same period as the delay in effecting the Shelf Take-Down of such other securities included in such applicable Marketed Underwritten Shelf Take-Down. Subject to Section 6.3(b) and the H&F Priority Sell-Down, if the offering pursuant to such Registration Statement is to be underwritten, then each Holder making a request for a Piggyback Registration pursuant to this Section 6.3(a) must, and the Issuer shall make such arrangements with the managing underwriter or underwriters so that each such Holder may, participate in such Underwritten Offering. Subject to Section 6.3(b) and the H&F Priority Sell-Down, if the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 6.3(a) must, and the Issuer shall make such arrangements so that each such Holder may, participate in such offering on such basis. Any Holder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Issuer of its request to withdraw; provided, that such request must be made in writing prior to the effectiveness of such Registration Statement or the consummation of the Marketed Underwritten Shelf Take-Down, as the case may be. Notwithstanding anything herein to the contrary, in no event shall any Holder or any other Person have any rights to Piggyback Registration in respect of any Non-Marketed Underwritten Shelf Take-Down.

(b) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration informs the Issuer and the participating Holders of Registrable Securities in writing that, in its or their opinion, the number of securities which such Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, one hundred percent (100%) of the securities that the Issuer or (subject to Section 6.7) any Person (other than a Holder of Registrable Securities) exercising a contractual right to demand Registration, as the case may be, proposes to sell, but in any event, subject to the H&F Priority Sell-Down, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated pro rata among the Holders that have requested to participate in such Registration based on the relative number of Registrable Securities requested to be included therein then held by each such Holder, but in any event, subject to the H&F Priority Sell-Down and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration, but in any event, subject to the H&F Priority Sell-Down.

(c) No Effect on Demand Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 6.3 shall (i) be deemed to have been effected pursuant to Sections 6.1 and/or 6.2 or (ii) relieve the Issuer of its obligations under Sections 6.1 or 6.2.

Section 6.4 Black-out Periods.

(a) Black-out Periods for Holders. In the case of a Registration of Registrable Securities pursuant to Sections 6.1, 6.2 or 6.3 for an Underwritten Offering or, for the avoidance of doubt, a primary offering by the Issuer, the Holders of Registrable Securities agree, if requested by the managing underwriter or underwriters in such Underwritten Offering, not to effect any public sale or distribution of any securities (except, in each case, as part of the applicable Registration, if permitted) that are the same as or similar to those being Registered in connection with such Registration, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before and ending one hundred eighty (180) days (in the event of the Issuer’s IPO) or ninety (90) days (subject to any customary “booster shot” extensions) (in the event of any other Registration) (or, in either case, such lesser period as may be permitted by the Issuer or such managing underwriter or underwriters) after, the effective date of the Registration Statement filed in connection with such Registration, to the extent timely notified in writing by the Issuer or the managing underwriter or underwriters; provided, that such restrictions shall not apply to (i) distributions-in-kind to a Holder’s partners or members, but only if such partners or members agree to be bound by the restrictions herein, (ii) transactions relating to Company Shares, Issuer Shares or other securities acquired in open market transactions after the completion of the IPO by those Persons who (x) are the ultimate distributee of in-kind distributions of Registrable Securities effected pursuant to, and in accordance with this Agreement and Sections 6.1(i) and/or 6.2(g) hereof (provided, that such Persons are unaffiliated limited partners or members of the Sponsor and/or Other Investor that is an affiliate of a Sponsor) and/or (y) is an unaffiliated Transferee, which Transfer was effected pursuant to, and in accordance with this Agreement, of Registrable Securities as the result of a charitable gift, (iii) transfers to Affiliates, but only if such Affiliates agree to be bound by the restrictions herein and/or (iv) any Person (other than any Person covered in clauses (i) or (ii) of this proviso) who beneficially owns (within the meaning of Rule 13d-5 of the Exchange Act) less than five percent (5%) of the outstanding shares of Common Stock and does not serve as an officer or director of the Company or any of its subsidiaries.

(b) Black-out Periods for the Issuer and Others. In the case of a Registration of Registrable Securities pursuant to Sections 6.1, 6.2 or 6.3 for an Underwritten Offering or, for the avoidance of doubt, a primary offering by the Issuer, the Issuer and each other Person (other than a Holder which, for the avoidance of doubt, shall be subject to the “blackout period” provision set forth in Section 6.4(a)) who owns Registrable Securities or restricted securities of the Issuer, which securities are the same as or similar to the Registrable Securities being Registered, or any restricted securities convertible into or exchangeable or exercisable for any such securities, shall, if requested by the Demanding Holders holding a majority of the

Demanding Holders’ Registrable Securities to be included in such Registration or the managing underwriter or underwriters, not effect any public sale or distribution of any securities which are the same as or similar to those being Registered, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before, and ending one hundred eighty (180) days (in the event of the Issuer’s IPO) or ninety (90) days (subject to any customary “booster shot” extensions) (in all other cases) (or such lesser period as may be permitted by such Holders or such managing underwriter or underwriters) after, the effective date of the Registration Statement filed in connection with such Registration (or, in the case of an offering under a Shelf Registration Statement, the date of the closing under the underwriting agreement in connection therewith), to the extent timely notified in writing by a Holder of Registrable Securities covered by such Registration Statement or the managing underwriter or underwriters. Notwithstanding the foregoing, the Issuer may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to Registrations on Form S-8 or any successor form to such Form or as part of any Registration of securities for offering and sale to employees or directors of the Issuer pursuant to any employee stock plan or other employee benefit plan arrangement. The Issuer shall use its reasonable best efforts to obtain from each Person (other than a Holder which, for the avoidance of doubt, shall be subject to the “blackout period” provision set forth in Section 6.4(a)) that owns Registrable Securities or restricted securities of the Issuer which securities are the same as or similar to the Registrable Securities being Registered, or any restricted securities convertible into or exchangeable or exercisable for any of such securities, an agreement not to effect any public sale or distribution of such securities during any such period referred to in this paragraph, except as part of any such Registration, if permitted. Notwithstanding anything in this Section 6.4(b) to the contrary, nothing in this Section 6.4(b) shall apply to (i) distributions-in-kind to a Holder’s partners or members but only if such partners or members agree to be bound by the restrictions herein and/or (ii) transfers to Affiliates, but only if such Affiliates agree to be bound by the restrictions herein. Without limiting the foregoing (but subject to Section 6.7), if after the date hereof the Issuer grants any Person (other than a Holder of Registrable Securities) any rights to demand or participate in a Registration, the Issuer agrees that the agreement with respect thereto shall include such Person’s agreement to comply with any black-out period required by this Section 6.4 as if it were a Holder hereunder).

Section 6.5 Registration Procedures.

(a) In connection with the Issuer’s Registration obligations under Sections 6.1, 6.2 and 6.3, the Issuer shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Issuer shall:

(i) prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus or any Issuer Free Writing Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the Holders of the Registrable Securities covered by such Registration Statement, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Holders and their respective counsel and (y) except in the case of a Registration under Section 6.3, not file any Registration Statement, Prospectus or any Issuer Free Writing Prospectus or amendments or supplements thereto to which the Holders of a majority of Registrable Securities, or any Sponsor with Registrable Securities, covered by such Registration Statement or the underwriters, if any, shall reasonably object;

(ii) as soon as reasonably practicable (but no later than thirty (30) days after a request for a Demand Registration or Shelf Registration on Form S-3 (or any successor form or other appropriate form under the Securities Act) or ninety (90) days after a request for a Demand Registration or Shelf Registration on Form S-1 (or any successor form or other appropriate form under the Securities Act)) file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act as soon as practicable;

(iii) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus or any Issuer Free Writing Prospectus as may be (x) reasonably requested by the Holders of a majority of participating Registrable Securities or by any Sponsor with Registrable Securities covered by such Registration Statement, (y) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv) notify the participating Holders of Registrable Securities and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Issuer (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus, any amendment or supplement to such Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to such Issuer Free Writing Prospectus has been filed, (b) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement, such Prospectus, such Issuer Free Writing Prospectus or for additional information (whether before or after the effective date of the Registration Statement), (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Issuer in any applicable underwriting agreement cease to be true and correct in all material respects, and (e) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) promptly notify each selling Holder of Registrable Securities and the managing underwriter or underwriters, if any, when the Issuer becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(vi) use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus;

(vii) promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the Holders of a majority of Registrable Securities being sold agree or any participating Sponsor requests should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(viii) furnish to each selling Holder of Registrable Securities and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(ix) deliver to each selling Holder of Registrable Securities and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary prospectus) and any amendment or supplement thereto, each Issuer Free Writing Prospectus and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter (it being understood that the Issuer shall consent to the use of such Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto or Issuer Free Writing Prospectus);

(x) on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders of Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any such selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 6.1(d) or Section 6.2(b), as applicable, provided, that the Issuer shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi) cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;

(xii) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xiii) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(xiv) make such representations and warranties to the Holders of Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in underwritten public offerings similar to the offering then being undertaken;

(xv) enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Holders of at least a majority of any Registrable Securities being sold, any participating Sponsor or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

(xvi) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Issuer dated the most recent effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;

(xvii) in the case of an Underwritten Offering, obtain for delivery to the Issuer and the managing underwriter or underwriters, with copies to the Holders of Registrable Securities included in such Registration, a cold comfort letter from the Issuer’s independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xviii) cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xix) use its reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(xx) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xxi) use its best efforts to cause all (i) Issuer Shares and Registrable Securities (if any) to be offered and sold by the Issuer and the selling Holders (if applicable) in connection with the IPO to be authorized to be listed on a national securities exchange and (ii) Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Issuer’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Issuer’s equity securities are then quoted;

(xxii) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the majority of the Holders of Registrable Securities covered by the applicable Registration Statement, by any participating Sponsor, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Holders, either Sponsor, or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Issuer, and cause all of the Issuer’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Issuer and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility; provided, however, that any such Person gaining access to information regarding the Issuer pursuant to this Section 6.5(a)(xxii) shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Issuer which the Issuer determines in good faith to be confidential, and of which determination such Person is notified, unless (v) the release of such information is requested or required (by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process), (w) disclosure of such information, in the opinion of counsel to such Person, is otherwise required by law, (x) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than the Issuer or (z) such information is independently developed by such Person;

(xxiii) in the case of an Underwritten Offering, cause the senior executive officers of the Issuer to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xxiv) take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xxv) take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration covered by Section 6.1, 6.2 or 6.3 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(xxvi) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

(b) To the extent the Issuer is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Issuer files any Shelf Registration Statement, the Issuer shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

(c) The Issuer may require each seller of Registrable Securities as to which any Registration is being effected pursuant to this Article VI to furnish to the Issuer such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Issuer may from time to time reasonably request in writing and the Issuer may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder of Registrable Securities agrees to furnish such information to the Issuer and to cooperate with the Issuer as reasonably necessary to enable the Issuer to comply with the provisions of this Agreement.

(d) Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 6.5(a)(v), such holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus, as the case may be, contemplated by Section 6.5(a)(v), or until such Holder is advised in writing by the Issuer that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus or such Issuer Free Writing Prospectus or any amendments or supplements thereto and if so directed by the Issuer, such Holder shall deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Issuer shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or such Issuer Free Writing Prospectus contemplated by Section 6.5(a)(v) or is advised in writing by the Issuer that the use of the Prospectus may be resumed.

(e) If any Registration Statement or comparable statement under the “Blue Sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Issuer, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Issuer, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Issuer’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Issuer, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Issuer, as advised by counsel, required by the Securities Act or any similar federal statute or any “Blue Sky” or securities law then in force, the deletion of the reference to such Holder.

(f) Holders may seek to register different types of Registrable Securities simultaneously and the Issuer shall use its reasonable best efforts to effect such Registration and sale in accordance with the intended method or methods of disposition specified by such Holders.

Section 6.6 Underwritten Offerings.

(a) Shelf and Demand Registrations. If requested by the underwriters for any Underwritten Offering requested by Sponsor Demand Holders pursuant to a Registration under Section 6.1 or Section 6.2, the Issuer shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Sponsor Demand Holder that has requested such Underwritten Offering and the underwriters, and to contain such representations and warranties by the Issuer and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 6.9. The Holders of the Registrable Securities proposed to be distributed by such underwriters shall cooperate with such Sponsor Demand Holder in the negotiation of the underwriting agreement and such Sponsor Demand Holder shall give consideration to the reasonable suggestions of the Issuer regarding the form thereof. All Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Issuer to and for the benefit of such Holders of Registrable Securities as are customarily made by issuers to selling stockholders in underwritten public offerings similar to the applicable Underwritten Offering and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Holders of Registrable Securities. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Issuer or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations required to be made by the Holder under applicable law, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s net proceeds from such Underwritten Offering.

(b) Piggyback Registrations. If the Issuer proposes to register any of its securities under the Securities Act as contemplated by Section 6.3 and such securities are to be distributed in an Underwritten Offering through one or more underwriters, the Issuer shall, if requested by any Holder of Registrable Securities pursuant to Section 6.3 and subject to the provisions of Sections 6.3(a) and 6.3(b), use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration all the Registrable Securities to be offered and sold by such Holder among the securities of the Issuer to be distributed by such underwriters in such Registration. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Issuer and such underwriters, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Issuer to and for the benefit of such Holders of Registrable Securities as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such

Holders of Registrable Securities. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Issuer or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities and such Holder’s intended method of distribution or any other representations required to be made by the Holder under applicable law, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s net proceeds from such Underwritten Offering.

(c) Participation in Underwritten Registrations. Subject to the provisions of Section 6.6(a) and (b) above, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents, all of which shall be in customary form, and which are required under the terms of such underwriting arrangements. Notwithstanding anything in this Section 6.6(c) to the contrary, (x) in no event shall any Holder or any other Person have any rights to Piggyback Registration in respect of any Non-Marketed Underwritten Shelf Take-Down and (y) any and all Piggyback Registrations shall be subject to the H&F Priority Sell-Down.

(d) Price and Underwriting Discounts. In the case of an Underwritten Offering under Section 6.1 or 6.2, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Sponsor Demand Holder that has requested such Underwritten Offering. In addition, in the case of any Underwritten Offering, each of the Holders may withdraw their request to participate in the Registration pursuant to Section 6.1, 6.2 or 6.3 after being advised of such price, discount and other terms and shall not be required to enter into any agreements or documentation that would require otherwise.

Section 6.7 No Inconsistent Agreements; Additional Rights. The Issuer shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities by this Agreement. From and after the date of this Agreement, the Company, Intermediate Holdings and Emdeon and shall not, and each shall cause its subsidiaries not to, without the prior written consent of each of Blackstone and H&F, enter into any agreement with any Holder or prospective Holder of any securities of the Issuer that would allow such Holder or prospective Holder to (i) require the Issuer to effect a Registration or (ii) include any securities in any registration filed under Sections 6.1, 6.2 or 6.3 hereof, unless, in each case, under the terms of such agreement, such Holder or prospective Holder may include such securities in any such Registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities that are included in such Registration.

Section 6.8 Registration Expenses. All expenses incident to the Issuer’s performance of or compliance with this Agreement shall be paid by the Issuer, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses and Issuer Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Issuer and of all independent certified public accountants of the Issuer (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Issuer so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) all reasonable fees and disbursements of legal counsel for each Sponsor and one counsel on behalf of all Other Investors that are Affiliates of a Sponsor (provided, that such Sponsor and its Other Investor Affiliates shall use reasonable efforts to use a single legal counsel for all of them if reasonably practicable), (ix) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (x) all fees and expenses of any special experts or other Persons retained by the Issuer in connection with any Registration, (xi) all of the Issuer’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (xii) all expenses related to the “road-show” for any Underwritten Offering, including all travel, meals and lodging. All such expenses are referred to herein as “Registration Expenses.” The Issuer shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable Underwritten Offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

Section 6.9 Indemnification.

(a) Indemnification by the Issuer. The Issuer shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, each shareholder, member, manager, limited or general partner thereof, each shareholder, member, manager, limited or general partner of each such shareholder, member, manager, limited or general partner, each of their respective Affiliates, portfolio companies, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any other disclosure document produced by or on behalf of the Issuer or any of its subsidiaries including reports and other documents filed under the Exchange Act or any Issuer Free Writing Prospectus or amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or any Issuer Free Writing Prospectus in light of the circumstances under which they were made) not misleading or (iii) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto. This indemnity shall be in addition to any liability the Issuer may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder. The Issuer shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b) Indemnification by the Selling Holder of Registrable Securities. Each selling Holder of Registrable Securities agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Issuer, its directors and officers and each Person who controls (within the meaning of the Securities Act or the Exchange Act) the Issuer from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein or any Issuer Free Writing Prospectus or amendment thereof or supplement thereto), or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, in the case of each of the foregoing clauses (i) and (ii), to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Holder to the Issuer specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim. In no event shall the liability of any selling Holder of Registrable Securities pursuant to Section 6.9(b) be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation less any amounts paid by such Holder pursuant to Section 6.9(d). The Issuer shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 6.9(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 6.9 is unavailable to an indemnified party (other than as a result of exceptions contained in paragraphs (a) and (b) of this Section 6.9) or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Issuer, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 6.9(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 6.9(a) and 6.9(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6.9(d), in connection with any Registration Statement filed by the Issuer, a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such holder under the sale of Registrable Securities giving rise to such contribution obligation less any amounts paid by such Holder pursuant to Section 6.9(b). If indemnification is available under this Section 6.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 6.9(a) and 6.9(b) hereof without regard to the provisions of this Section 6.9(d). The remedies provided for in this Section 6.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 6.10 Rules 144 and 144A and Regulation S. After the IPO, the Issuer shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Issuer is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Issuer will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 6.11 Termination. The rights and obligations provided for in this Article VI shall terminate at such time as there are no longer any Registrable Securities held by any Holder(s), except for the provisions of Sections 6.9 and 6.10, which shall survive any such termination. The rights and obligations of any Stockholder under this Article VI (except for the provisions of Sections 6.9 and 6.10) shall terminate at such times as (i) such time that such Stockholder fails to own greater than one percent (1%) of the issued and outstanding Common Stock and (ii) such Stockholder would otherwise be permitted to sell all of its remaining shares of Common Stock pursuant to Rule 144 during any three-month period without volume or manner of sale restrictions.

Section 6.12 Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Issuer may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a registration statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided, that such previously filed registration statement may be amended to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other registration statements by or at a specified time and the Issuer has, in lieu of then filing such registration statements or having such registration statements become effective, designated a previously filed or effective registration statement as the relevant registration statement for such purposes in accordance with the preceding sentence, such references shall be construed to refer to such designated registration statement.

Section 6.13 Lock-Up. Without the prior written consent of the underwriters managing any Public Offering, for a period beginning seven days immediately preceding and ending on the 90th day (or in the case of the IPO, the 180th day, in the case of a holder of Other Investor Shares or Management Shares) following the effective date of the registration statement used in connection with such offering, no holder of Other Investor Shares or Management Shares (whether or not a selling shareholder pursuant to such registration statement) shall (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise Transfer, directly or indirectly, any shares of Company Shares or any securities convertible into or exercisable or exchangeable for such Company Shares or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Company Shares, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of such Company Shares or such other securities, in cash or otherwise; provided, however, that the foregoing restrictions shall not apply to (i) transactions relating to Company Shares, Issuer Shares or other securities acquired in open market transactions after the completion of the IPO by those Persons who (x) are the ultimate distributee of in-kind distributions of Registrable Securities effected pursuant to, and in accordance with this Agreement and Sections 6.1(i) and/or 6.2(g) (provided, that such Persons are unaffiliated limited partners or members of the Sponsor and/or Other Investor that is an affiliate of a Sponsor) hereof and/or (y) is an unaffiliated Transferee, which Transfer was effected pursuant to, and in accordance with this Agreement, of Registrable Securities as the result of a charitable gift, (ii) Transfers to Permitted Transferees of such holder in accordance with the terms of this Agreement, (iii) conversions of shares of Company Shares into other classes of Company Shares without change of holder or (iv) any Person who beneficially owns (within the meaning of Rule 13d-5 of the Exchange Act) less than five percent (5%) of the outstanding shares of Common Stock and does not serve as an officer or director of the Company or any its subsidiaries. For the avoidance of doubt, the restrictions set forth this Section 6.13 are in addition to those set forth in Section 6.4.

Section 6.14 Alternative IPO Entities. In the event that (i) the Company, Intermediate Holdings or Emdeon or (ii) H&F (in connection with the exercise of its H&F Liquidity Right), in either such case, elect to effect an underwritten public offering of equity securities of any of the parent entities or subsidiaries of the Company (each such entity, an “Alternative IPO Entity”) rather than the equity securities of the Company, Intermediate Holdings or Emdeon, whether as a result of a reorganization or otherwise, and in the case of each of the foregoing clauses (i) and (ii), Blackstone and H&F have each provided their prior written consent with respect thereto, the Company, Intermediate Holdings or Emdeon (as applicable) shall cause any such Alternative IPO Entity to negotiate in good faith to enter into an agreement with the Sponsors that provides the Sponsors and Other Investors that are Affiliates of a Sponsor with registration rights with respect to the equity securities of such Alternative IPO Entity that are the same as the registration rights provided to the Sponsors and Other Investors that are Affiliates of a Sponsor in this Agreement.

ARTICLE VII

OPTIONS TO PURCHASE AND SELL SHARES.

Section 7.1 Call Options. Except as the Company may otherwise agree in writing with any Manager with respect to Company Shares held by such Manager (or any Person to whom any Company Shares were originally issued at the request of such Manager) or originally issued to such Manager (or other Person at the request of such Manager) but held by one or more direct or indirect Permitted Transferees (collectively, the “Management Call Group”), upon any termination of the employment with the Company and its subsidiaries of any Manager (whether such termination is by the Company, by such Manager or otherwise), the Company will have the right to purchase for cash all or any portion of Purchased Management Shares held by the Management Call Group on the following terms (the “Management Call Option”):

(a) General. For all Purchased Management Shares, the following terms will apply:

(i) Termination other than for Cause. If a Manager’s employment is terminated for any reason other than for Cause (including as a result of death, Disability or resignation for Good Reason), but excluding if a Manager resigns his or her employment without Good Reason prior to the third (3rd) anniversary of the Closing (or, if later, the third (3rd) anniversary of the date on which a Manager commences employment with the Company and its subsidiaries), the Company (or its designated assignee) will have the right, on one or more occasions, at any time up to and including the date that is 180 days following the later to occur of (x) the termination of such Manager’s employment and (y) the date that is six (6) months plus one (1) day following the most recent acquisition of Purchased Management Shares from the Company by any member of such Manager’s Management Call Group, to purchase from such Management Call Group, and upon the exercise of such call right each member of such Management Call Group shall sell to the Company (or its designated assignee), all (or a portion, as designated by the Company, or its designated assignee) of the Purchased Management

Shares held by such member of the Management Call Group as of the date as of which such call right is exercised at a price equal to the Fair Market Value of the Purchased Management Shares being sold, determined as of the date specified in such Management Call Notice (as defined below), which date shall be no earlier than the date that is six (6) months plus one (1) day following the most recent acquisition from the Company by any member of such Manager’s Management Call Group of any such Purchased Management Shares that are to be purchased by the Company pursuant to such exercised call right and shall be no later than the last date on which the Company is permitted to issue a Management Call Notice in respect of such Purchased Management Shares under this Section 7.1(a)(i).

(ii) Termination for Cause. If a Manager’s employment is terminated for Cause (or it is determined that such Manager’s employment could have been terminated for Cause at the time such Manager resigned or his or her employment was otherwise terminated), the Company (or its designated assignee) will have the right, on one or more occasions, at any time up to and including the date that is 180 days following the later to occur of (x) the termination of such Manager’s employment and (y) the date that is six (6) months plus one (1) day following the most recent acquisition of Purchased Management Shares from the Company by any member of such Manager’s Management Call Group, to purchase from such Manager’s Management Call Group, and upon the exercise of such call right each member of such Management Call Group shall sell to the Company (or its designated assignee), all (or a portion, as designated by the Company or its designated assignee) of the Purchased Management Shares held by such member of the Management Call Group as of the date as of which such call right is exercised at a price (the “Bad Leaver Price”) equal to the lesser of (A) the Fair Market Value of the Purchased Management Shares being sold, determined as of the date specified in such Management Call Notice, which date shall be no earlier than the date that is six (6) months plus one (1) day following the most recent acquisition from the Company by any member of such Manager’s Management Call Group of any such Purchased Management Shares that are to be purchased by the Company pursuant to such exercised call right and shall be no later than the last date on which the Company is permitted to issue a Management Call Notice in respect of such Purchased Management Shares under this Section 7.1(a)(ii), and (B) the excess, if any, of the price paid, if any, by such Manager for such Purchased Management Shares over all amounts distributed to the holder of the Purchased Management Shares prior to the date of purchase (the “Original Purchase Price”); provided, that for purposes of the foregoing clause (ii), the price paid by a Manager for a Company Share acquired upon exercise of an Option or Warrant will be deemed to be equal to the exercise price of such Option or Warrant (less any amounts distributed to the holder of the Purchased Management Shares prior to the date of purchase), determined as of the date specified in such Management Call Notice (as defined below), which date shall be no later than the last date on which the Company is permitted to issue a Management Call Notice in respect of such Purchased Management Shares under this Section 7.1(a)(ii); provided further that the price paid by a Manager for a Company Share acquired upon exercise of an Option subject to that certain Option Rollover Agreement dated as of November 2, 2011 between such Manager and the Company shall be determined pursuant to Section 1.4(b) thereof.

(iii) Violation of Non-Competition Obligations. If a Manager’s employment is terminated for any reason or if a Manager resigns his or her employment for any reason and, within twelve (12) months of such termination or resignation, such Manager Competes, the Company (or its designated assignee) will have the right, on one or more occasions, at any time up to and including the date that is one hundred eighty (180) days following the later to occur of (x) the first date on which the Company receives notice that such Manager Competed and (y) the date that is six (6) months plus one (1) day following the most recent acquisition of Purchased Management Shares from the Company by any member of such Manager’s Management Call Group, to purchase from such Management Call Group, and upon the exercise of such call right each member of such Management Call Group shall sell to the Company (or its designated assignee), all (or a portion, as designated by the Company or its designated assignee) of the Purchased Management Shares held by such member of the Management Call Group as of the date as of which such call right is exercised at a price equal to the Bad Leaver Price, determined as of the date specified in such Management Call Notice (as defined below), which date shall be no later than the last date on which the Company is permitted to issue a Management Call Notice in respect of such Purchased Management Shares under this Section 7.1(a)(iii).

(iv) Resignation without Good Reason prior to the Third Anniversary. If, prior to the third (3rd) anniversary of the Closing (or, if later, third (3rd) anniversary of the date on which a Manager commences employment with the Company and its subsidiaries, the Manager resigns his or her employment without Good Reason (and, for the avoidance of doubt, other than upon death or Disability), the Company (or its designated assignee) will have the right, on one or more occasions, at any time up to and including the date that is 180 days following the later to occur of (x) termination of such Manager’s employment and (y) the date that is six (6) months plus one (1) day following the most recent acquisition of Purchased Management Shares from the Company by any member of such Manager’s Management Call Group, to purchase from such Management Call Group, and upon the exercise of such call right each member of such Management Call Group shall sell to the Company (or its designated assignee), all (or a portion, as designated by the Company, or its designated assignee) of the Purchased Management Shares held by such member of the Management Call Group as of the date as of which such call right is exercised at a price equal to the Bad Leaver Price, determined as of the date specified in such Management Call Notice (as defined below), which date shall be no later than the last date on which the Company is permitted to issue a Management Call Notice in respect of such Purchased Management Shares under this Section 7.1(a)(iv).

Section 7.2 Notices, Etc. Any Management Call Option may be exercised by delivery of written notice thereof (the “Management Call Notice”) to all members of the applicable Management Call Group from whom the Company has elected to purchase Purchased Management Shares no later than the end of the applicable period specified in Section 7.1. The Management Call Notice shall state that the Company has elected to exercise the Management Call Option, the number of Purchased Management Shares with respect to which the Management Call Option is being exercised and the price or date for determining the price of such shares.

Section 7.3 Vesting. The rights of the Company and the Sponsors to purchase Company Shares under this Article are in addition to, and do not modify, any vesting or exercisability requirements that may be included in the terms of any such Company Shares.

Section 7.4 Closing.

(a) The closing of any purchase and sale of Company Shares pursuant to this Article VII shall occur on such date as the Company shall specify, which date shall not be later than ninety (90) days after the fiscal quarter-end immediately following the date of delivery of the Management Call Notice (provided, that such time may be extended as necessary to comply with requirements of the HSR Waiting Period or applicable foreign antitrust laws or other applicable legal requirements) at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine.

(b) At the closing of any purchase and sale of Company Shares following the exercise of any Management Call Option, the holders of Company Shares to be sold shall deliver to the Company a certificate or certificates representing the Company Shares to be purchased by the Company, duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any necessary stock (or equivalent) transfer tax stamps affixed, and the Company shall pay to such holder by certified or bank check or wire transfer of immediately available federal funds the purchase price of the Company Shares being purchased by the Company. The delivery of a certificate or certificates for Company Shares by any Person selling Company Shares pursuant to any Management Call Option will be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Company Shares; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Company Shares as contemplated; and (iii) such Company Shares are free and clear of any and all liens or encumbrances.

Section 7.5 Form of Payment.

(a) If (i) any payment of cash is required upon the purchase of Company Shares by the Company upon the exercise of any Management Call Option or Management Put Option or (ii) any payment on a promissory note issued under this Section 7.5 comes due, and, in either case, such payment (or any dividend to fund such payment) would (or with notice or the lapse of time or both would) constitute, result in or give rise to a breach or violation of the terms or provisions of, or result in a default, event of default or right or cause of action under, any guarantee, financing or security agreement, indenture or document entered into by the Company or any of its subsidiaries and in effect on such date in respect of indebtedness for borrowed money or debt security, would be prohibited under Section 160 (“Section 160”) of the General Corporation Law of the State of Delaware (the “DGCL”), or would otherwise violate the DGCL (or if the Company or any such subsidiary reincorporates in another jurisdiction, the applicable business corporation law of such jurisdiction), then, to the extent permitted by Section 160 (or such other applicable business corporation law):

(i) in the case of a cash payment due at a closing of any purchase of Company Shares by the Company upon the exercise of any Management Call Option or Management Put Option, the Company will issue a promissory note in the aggregate principal amount of such payment, the principal amount of which note will be due and payable in four equal annual installments, the first such installment becoming due and payable on the first anniversary of the issuance of such note (in each case subject to subsection 7.5(a)(iii) below) and interest will accrue thereon at a rate equal to the prime rate (as reported in the Wall Street Journal Eastern Edition) plus three percent (3%);

(ii) in the case of a cash payment in respect of a promissory note issued under this Section 7.5, notwithstanding any of the provisions of such note, including the stated maturity of such note and the stated date on which interest payments are due, such payment will not become due and payable until such time as such payment can be made without violating any such agreement or applicable law; and

(iii) notwithstanding the terms of any promissory note issued pursuant to this Section 7.5, the Company must pay off the promissory note immediately prior to or upon the earliest of (i) a Sale Transaction, (ii) the IPO (but only to the extent of the net proceeds received by the Company in such IPO), (iii) five (5) Business Days after the date on which a cash payment paying off such promissory note could be made (1) without (immediately or with notice or the lapse of time or both) constituting, resulting in or giving rise to any breach or violation of the terms or provisions of, or result in a default, event of default or right or cause of action under, any guarantee, financing or security agreement, indenture or document entered into by the Company or any of its subsidiaries and in effect on such date in respect of indebtedness for borrowed money or debt security, (2) that would not be prohibited under Section 160 (or such other applicable business corporation law), and (3) that would not otherwise violate the DGCL (or if the Company or any such subsidiary reincorporates in another jurisdiction, the applicable business corporation law of such jurisdiction) and (iv) the date on which any cash dividend or distribution is made in respect of Company Shares. At any such time, the Company shall promptly notify the holder of such promissory note and make a payment on each such promissory note. If more than one such promissory note is outstanding at the time of payment, payment shall be made to the holders of all such promissory notes on a pro rata basis.

(b) In the event that the Company has exercised its call right pursuant to Section 7.3 with respect to Company Shares held by (i) a Manager who (A) Competes within twelve (12) months of such Manager’s termination of employment or resignation as described in Section 7.1(a)(iii) or (B) is determined to have been eligible for termination for Cause, in either case following the Company’s exercise of such call right, and/or (ii) one or more members of such Manager’s Management Call Group that held Company Shares, such Manager and/or such members of such Manager’s Management Call Group will be obligated to deliver to the Company, within five (5) days following notice from the Company that such amount is due, an amount equal to the product of (x) the number of Company Shares purchased in connection with the exercise of the call right, multiplied by (y) the excess, if any, of the price paid for such Company Shares over the Bad Leaver Price for such Company Shares.

Section 7.6 Sponsor Call Option. If the Company elects not to purchase (pursuant to Section 7.1 hereof) any or all Purchased Management Shares held by a Manager or one or more members of such Manager’s Management Call Group, the Company shall notify the Sponsors and Other Investors that are Affiliates of a Sponsor and the Sponsors and such Other Investors may purchase (on a pro rata basis based on the aggregate number of Company Shares then owned by the Sponsors and Other Investors that are Affiliates of a Sponsor) any or all of the remaining Purchased Management Shares held by such Persons for the purchase price identified in Section 7.1 hereof; provided, that nothing in this Section 7.6 will operate to extend the time within which the Management Call Notice may be delivered pursuant to Section 7.2 hereof.

Section 7.7 Management Put Option.

(a) If a Manager’s employment with the Company and its subsidiaries either (i) terminates due to the death of such Manager or (ii) is terminated by the Company and its subsidiaries as a result of the Disability of such Manager, such Manager and such Manager’s Immediate Family shall have the right, for a period of 90 days following the 180th day after the date of termination of such Manager’s employment, to sell to the Company, and the Company shall be required to purchase, subject to the provisions of Section 7.5, on one occasion from such Manager or such Manager’s Immediate Family, all of such Manager’s Company Shares at a price equal to the Fair Market Value of the Company Shares being purchased (measured as of the purchase date) (the “Management Put Option”); provided that the exercise of such right may be delayed by the Company to the extent any such delay is necessary to avoid the application of adverse accounting treatment to the Company.

(b) If a Manager or a Manager’s Immediate Family, as applicable, desires to exercise its Management Put Option pursuant to Section 7.7(a), such Manager or such Manager’s Immediate Family, as applicable, shall send written notice to the Company setting forth such Manager or such Manager’s Immediate Family, as applicable, intention to sell all of such Manager’s Company Shares, as applicable, pursuant to Section 7.7(a) (the “Put Notice”). No Put Notice shall be effective unless received prior to the date of the IPO or a Sale Transaction.

(c) The closing of any purchase and sale of Company Shares pursuant to this Section 7.7 shall occur on such date as the Company shall specify at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine.

(d) At the closing of any purchase and sale of Company Shares following the exercise of any Management Put Option, the holders of Company Shares to be sold shall deliver to the Company a certificate or certificates representing the Company Shares to be purchased by the Company, duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any necessary stock (or equivalent) transfer tax stamps affixed, and the Company shall pay to such holder by certified or bank check or wire transfer of immediately available federal funds the purchase price of the Company Shares being purchased by the Company. The delivery of a certificate or certificates for Company Shares by any Person selling Company Shares pursuant to any Management Put

Option will be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Company Shares; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Company Shares as contemplated; and (iii) such Company Shares are free and clear of any and all liens or encumbrances.

Section 7.8 Acknowledgment. Each holder of Company Shares acknowledges and agrees that neither the Company, nor any Person directly or indirectly affiliated with the Company (in each case whether as a director, officer, manager, employee, agent or otherwise), will have any duty or obligation to affirmatively disclose to him, her or it, and he, she or it will not have any right to be advised of, any material information regarding the Company or otherwise at any time prior to, upon, or in connection with any termination of his, her or its employment by the Company and its subsidiaries upon the exercise of any Management Call Option or Management Put Option or any purchase of the Company Shares in accordance with the terms hereof.

Section 7.9 Call/Put Period. The foregoing provisions of this Article VII will expire with respect to any Management Share not called or put, if not earlier expired in accordance with the provisions of this Article VII, prior to the earlier of the closing of (a) a Sale Transaction and (b) the IPO.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.1 Merger with Emdeon. Subject to Section 8.18(a), in the event of any merger, statutory share exchange or other business combination of the Company with Intermediate Holdings, Emdeon or any of the Company’s subsidiaries, (i) each of the Stockholders and Intermediate Holdings or Emdeon (or, if different, the surviving entity of the merger) shall execute a stockholders’ agreement with terms that are the same as this Agreement (including the registration rights provided for in Article VI hereof); provided, that such stockholders’ agreement shall terminate upon the same terms and conditions as provided herein, (ii) the Company shall distribute any securities issued to the Company pursuant to such merger to the Stockholders pro rata in accordance with their respective Ownership Interests, and (iii) the Company shall cause any registration rights held by the Company in respect of any securities of Intermediate Holdings or Emdeon (or, if different, the surviving entity of the merger) distributed by the Company to be assigned to the Stockholders pro rata in accordance with their respective Ownership Interests.

Section 8.2 Right to Convert to a Limited Liability Company. If the Company, pursuant to the decision of the Board of Directors, undertakes to convert to a limited liability company, then the Stockholders shall cooperate in good faith to effectuate such conversion from a Delaware corporation to a limited liability company organized under the laws of Delaware or another jurisdiction, which may require the conversion of their Common Stock into units or other securities in the Company or another successor entity. The Board of Directors, without the requirement for any action or approval of any Stockholder, shall have the exclusive power and authority to approve and authorize any such conversion; provided, that notwithstanding anything herein or in the Articles to the contrary, the Company shall have first obtained the prior written consent of each of Blackstone and H&F prior to undertaking or effecting a conversion to a limited liability company. Upon such an election, the Stockholders shall, at the expense of the Company, as soon as practicable thereafter execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered, all instruments and documents that may be reasonably requested by the Board of Directors to best effectuate the conversion of the Company to a limited liability company while continuing in full force and effect, to the extent consistent with such conversion, the terms, provisions, and conditions of this Agreement, including all rights, protections and benefits afforded to parties to this Agreement. All Stockholders shall work together in good faith to accomplish the conversion in the most tax-advantageous manner reasonably available.

Section 8.3 Waiver by Stockholders. The rights and obligations contained in this Agreement are in addition to the relevant provisions of the Articles in force from time to time and shall be construed to comply with such provisions. To the extent that this Agreement is determined to be in contravention of the Articles, this Agreement shall constitute a waiver by each Stockholder, to the fullest extent permissible under applicable laws, of any right such Stockholder may have pursuant to the Articles that is inconsistent with this Agreement and the Stockholders and the Company shall take all Necessary Action to effect an amendment of the Articles, to the extent permissible under applicable law, in order to resolve such contravention.

Section 8.4 Assignment; Benefit.

(a) The rights and obligations hereunder shall not be assignable without the prior written consent of the other parties hereto except as provided under Article IV. Any attempted assignment of rights or obligations in violation of this Section 8.4 shall be null and void.

(b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns, and there shall be no third-party beneficiaries to this Agreement other than the Indemnitees under Sections 6.9 and 8.19.

Section 8.5 Freedom to Pursue Opportunities. In recognition of the fact that the Sponsors and their respective Affiliates (including any Other Investors that are Affiliates of a Sponsor) and portfolio companies currently engage in, and may in the future engage in, the same or similar activities or lines of business as the Company and its subsidiaries and have an interest in the same areas and types of corporate opportunities as the Company and its subsidiaries, and in recognition of the benefits to be derived by the Company and its subsidiaries through its and their continued contractual, corporate and business relations with the Sponsors and Other Investors that are Affiliates of a Sponsor (including possible service of directors, officers and employees of the Sponsors as directors, officers and employees of the Company and its subsidiaries), the Company and its subsidiaries disclaim and renounce any interest or expectancy in, or being offered the opportunity to participate in, any corporate opportunity not expressly allocated to it pursuant to this Section 8.5 to the fullest extent permitted by applicable laws, including Section 122(17) of the General Corporation Law of the State of Delaware. The parties expressly acknowledge and agree to the fullest extent permitted by applicable law that: (i) each Sponsor, Other Investor that is an Affiliate of a Sponsor, Sponsor Director (other than any independent director) and Affiliated Officer of the Company currently have, and will in the future have or will consider acquiring, investments in numerous companies with respect to which such Sponsor, any such Other Investors that are Affiliates of a Sponsor, any of such Sponsor Directors (other than any independent director) or any of such Affiliated Officers of the Company may serve as an advisor, a director or in such other capacity and, in recognition that such Sponsor, Other Investors that are Affiliates of a Sponsor, Sponsor Directors (other than any independent director) and Affiliated Officers of the Company have myriad duties to various investors and partners and, in anticipation that the Company and its subsidiaries, on the one hand, and the Sponsor, Other Investors that are Affiliates of a Sponsor, Sponsor Directors (other than any independent director) and Affiliated Officers of the Company, on the other hand, may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities; (ii) each Sponsor, Other Investor that is an Affiliate of a Sponsor, Sponsor Director (other than any independent director) and Affiliated Officer of the Company has the right to, and shall have no duty (contractual or otherwise) not to, (x) directly or indirectly engage in the same or similar business activities or lines of business as the Company or any of its subsidiaries, including those deemed to be competing with the Company or any of its subsidiaries, or (y) directly or indirectly do business with any client or customer of the Company or any of its subsidiaries; and (iii) in the event that a Sponsor, Other Investor that is an Affiliate of a Sponsor, Sponsor Director (other than any independent director) or Affiliated Officer of the Company acquires knowledge of a potential transaction or matter that may be a corporate opportunity for the Company or any of its subsidiaries, such Sponsor, Other Investor that is an Affiliate of a Sponsor, Sponsor Director (other than any independent director) or Affiliated Officer of the Company shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Company or any of its subsidiaries, as the case may be, and, notwithstanding any provision of this Agreement or the Articles to the contrary, shall not be liable to the Company or its subsidiaries, Affiliates or Stockholders for breach of any duty (contractual or otherwise) by reason of the fact that such Sponsor, Other Investor that is an Affiliate of a Sponsor, Sponsor Director (other than any independent director) or Affiliated Officer of the Company, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present such opportunity to the Company or any of its subsidiaries. Each of the Company, Intermediate Holdings and Emdeon covenants and agrees that as of the date hereof, and hereafter at all times, the Articles and the certificates of incorporation and by-laws and/or equivalent governing documents of Intermediate Holdings and Emdeon and each of the Company’s subsidiaries shall contain the renouncement, disclaimer, waiver and acknowledgement equivalent to that as set forth in this Section 8.5.

Section 8.6 Publicity and Confidentiality. Each Stockholder shall keep confidential this Agreement, the transactions contemplated hereby and any non-public information relating to the Company or any of its subsidiaries and shall not disclose, issue any press release or otherwise make any public statement in connection therewith without the prior written consent of the Sponsors (not to be unreasonably withheld); provided, that such Stockholder may disclose any such information (i) as has become generally available to the public, (ii) to its employees and professional advisers who need to know such information and agree to keep it confidential, (iii) to the extent required in order to comply with reporting obligations to its partners, members, or other equity holders (including the employees and professional advisors of such equity holders) who have agreed (subject to customary exceptions) to keep such information confidential, (iv) to persons who have expressed a bona fide interest in becoming limited partners, members or other equity holders in such Stockholder or its related investment funds, in each case who have agreed to keep such information confidential, (v) to the extent necessary in order to comply with any law, order, regulation, ruling or stock exchange rules applicable to such Stockholder, (vi) as may be required in connection with a registered offering, (vii) to prospective purchasers in a Proposed Transfer or a Drag Along Transfer (subject to such persons executing customary confidentiality agreements in favor of the Company) and/or (viii) as may be required in response to any summons or subpoena or in connection with any litigation, it being agreed that, unless such information has been generally available to the public, if such information is being requested pursuant to a summons or subpoena or a discovery request in connection with a litigation, (x) such Stockholder shall, to the extent permitted by applicable law, give the Company notice of such request and shall cooperate with the Company at the Company’s request so that the Company may, at its cost and in its discretion, seek a protective order or other appropriate remedy, if available, and (y) in the event that such protective order is not obtained (or sought by the Company after notice), such Stockholder (a) shall furnish only that portion of the information which, in accordance with the advice of counsel, is legally required to be furnished and (b) will exercise its reasonable efforts to obtain assurances that confidential treatment will be accorded such information.

Section 8.7 Termination.

(a) To the extent not otherwise terminated by the express provisions of this Agreement, this Agreement shall terminate only (i) by written consent of each of the Sponsors, (ii) by written consent of each of Blackstone and H&F, as applicable, in connection with a Drag-Along Sale involving the transfer, in a single transaction or series of related transactions (including any merger, consolidation or sale of assets), of not less than eighty percent (80%) of the outstanding shares of Common Stock to one or more Persons (other than to a Sponsor or any of its Affiliates or portfolio companies), (iii) upon the dissolution or liquidation of the Company, automatically (without any action by any party hereto) and (iv) as to each Stockholder when such Stockholder ceases to hold any Company Shares, except that nothing herein will relieve any such Stockholder from liability for any breach of this Agreement prior to such termination. Notwithstanding anything contained herein to the contrary, the provisions of Section 6.9 and Sections 8.3 through 8.20 (other than Section 8.18) shall survive any termination of any provisions of this Agreement.

(b) Upon termination of this Agreement, unless otherwise agreed, the parties hereto shall take all Necessary Action to amend the Articles to remove any provisions that are in such documents solely due to the existence of this Agreement.

Section 8.8 Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, all other provisions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any provision of this Agreement is invalid, illegal or unenforceable, the parties hereto will negotiate in good faith to modify this Agreement so as to achieve the original intent of the parties.

Section 8.9 Entire Agreement; Amendment. (a) This Agreement (together with the Advisory Agreement) sets forth the entire understanding and agreement between the parties with respect to the transactions contemplated herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto. No provision of this Agreement may be amended, supplemented, modified or waived in whole or in part at any time without the express written consent of the holders of a Majority in Interest of Company Shares; provided, that any such amendment, supplement, modification or waiver that would be materially adverse to any Sponsor or disproportionately affects a Sponsor relative to the other Sponsor shall require the prior written consent of such affected Sponsor (by the Majority Blackstone Investors and/or Majority H&F Investors, as the case may be); provided, further, that any such amendment, supplement, modification, waiver or termination of any provision hereunder that would affect the rights of the Managers (but only to the extent such Managers were specifically granted such rights by name as “Managers”) shall require the prior written consent of the Majority Managers. Notwithstanding anything herein to the contrary, if there shall be a breach or inaccuracy of the representations and warranties set forth in Section 2.3, Blackstone, the Company and/or its applicable subsidiaries shall promptly provide H&F written notice of such breach or inaccuracy upon becoming aware of such breach or inaccuracy (which notice shall describe in reasonable detail such breach or inaccuracy), and thereafter, upon written notice of H&F delivered to the Company, this Agreement shall be automatically amended without any further action by any Person, to provide H&F with such rights, powers, privileges and/or other benefits of any kind that H&F may request in any such written notice, which rights, powers, privileges and/or other benefits had been granted to Other Investors or Stockholders who beneficially owned (within the meaning of Rule 13d-5 of the Exchange Act), whether directly or indirectly, an aggregate amount of Company Shares equal to or less than those beneficially owned (within the meaning of Rule 13d-5 of the Exchange Act) by H&F as of the date hereof. Except as set forth above, or as otherwise reflected in the Articles, there are no other agreements with respect to the governance of the Company between any Stockholders or any of their Affiliates or portfolio companies.

(b) No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is expressly made in writing and executed and delivered by the party against whom such waiver is claimed. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Section 8.10 Counterparts. This Agreement may be executed in any number of separate counterparts (including by facsimile or by electronic mail if in .pdf format) each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

Section 8.11 Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given, made or delivered by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery (and such notice shall be deemed to have been duly given, made or delivered (a) on the date received, if delivered by personal hand delivery, (b) on the date received, if delivered by facsimile transmission, by electronic mail or by registered first-class mail prior to 5:00 p.m. prevailing local time on a Business Day, or if delivered after 5:00 p.m. prevailing local time on a Business Day or on a day other than a Business Day, on the first Business Day thereafter and (c) two (2) Business Days after being sent by air courier guaranteeing overnight delivery), addressed to the Stockholder at the following addresses (or at such other address for a Stockholder as shall be specified by like notice):

(i) if to Blackstone, to:

c/o The Blackstone Group

345 Park Avenue

New York, New York 10154

Attention:	John G. Finley
Facsimile:	(212) 583-5749

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02119

Attention:	David C. Chapin
Jonathan M. Grandon
R. Newcomb Stillwell
Facsimile:	(617) 951-7050

(ii) if to H&F, to:

c/o Hellman & Friedman LLC

One Maritime Plaza

12th Floor

San Francisco, California 94111

Attention:	Allen R. Thorpe
Arrie R. Park
Facsimile:	(415) 788-0176

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

2550 Hanover Street

Palo Alto, California 94304

Attention:	Richard Capelouto
Facsimile:	(650) 251-5002

and

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention:	Patrick J. Naughton
Facsimile:	(212) 455-2502

(iii) if to the Company or Intermediate Holdings to:

c/o The Blackstone Group

345 Park Avenue

New York, New York 10154

Attention:	John G. Finley
Facsimile:	(212) 583-5749

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02119

Attention:	David C. Chapin
Jonathan M. Grandon
R. Newcomb Stillwell
Facsimile:	(617) 951-7050

(iv) if to Emdeon to:

Emdeon Inc.

3055 Lebanon Pike, Suite 1000

Nashville, Tennessee 37214

Attention: Gregory T. Stevens

Facsimile:  (615) 340-6153

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02119

Attention:	David C. Chapin
Jonathan M. Grandon
R. Newcomb Stillwell
Facsimile:	(617) 951-7050

(v) if to any other Stockholder, to such Stockholder’s address appearing on the stock books of the Company or to such other address as may be designated by such Stockholder in writing to the Company.

Section 8.12 Governing Law. THIS AGREEMENT AND ANY RELATED DISPUTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

Section 8.13 Jurisdiction. ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF DELAWARE OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR) THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. ANY ACTIONS OR PROCEEDINGS TO ENFORCE A JUDGMENT ISSUED BY ONE OF THE FOREGOING COURTS MAY BE ENFORCED IN ANY JURISDICTION.

Section 8.14 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH STOCKHOLDER WAIVES, AND COVENANTS THAT SUCH PARTY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH THE DEALINGS OF ANY STOCKHOLDER OR THE COMPANY IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. The Company or any Stockholder may file an original counterpart or a copy of this Section 8.14 with any court as written evidence of the consent of the Stockholders to the waiver of their rights to trial by jury.

Section 8.15 Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them by this Agreement and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

Section 8.16 Emdeon Liability. Emdeon and Intermediate Holdings agree that each shall be jointly and severally liable with the Company with respect to all of the Company’s payment and other obligations hereunder, including any payments for any breach by the Company of the provisions hereof and any indemnification obligations hereunder.

Section 8.17 Subsequent Acquisition of Shares. Any equity securities of the Company acquired subsequent to the date hereof by a Stockholder shall be subject to the terms and conditions of this Agreement and shall be deemed for all purposes hereof to be Sponsor Shares, Other Investor Shares or Management Shares hereunder of like kind with the Shares then held by the acquiring holder.

Section 8.18 EBS Entities; ITR Matters.

(a) From and after the date hereof until the first anniversary of the consummation of the Medifax Restructuring, the Company shall not, and the Company shall cause each of its subsidiaries not to, cause or permit (i) EBS Holdco I, LLC (“Holdco I”) or EBS Holdco II, LLC (“Holdco II”) to merge, liquidate or change its current election to be treated as a corporation for tax purposes or (ii) either of Holdco I or Holdco II to distribute their respective interests in EBS Master LLC; provided, that the provisions of this Section 8.18 shall not apply if the Company or Emdeon is unable to obtain the legal opinion referred to in Section 6.4(a) of the Tax Receivable Agreements within a reasonable period of time (but in no event less than nine (9) months) following the Closing Date.

(b) The Company expressly assumes and agrees to perform all of the covenants, agreements and obligations of Emdeon under each of the Tax Receivable Agreements and the Amended and Restated Tax Receivable Agreement (Management), dated as of November 2, 2011, by and among the Company and the other Persons party thereto, in the same manner and to the same extent that Emdeon would be required to perform; provided, that for the avoidance of doubt, such assumption and agreement by the Company shall not in any way relieve or diminish the obligation of Emdeon to perform its covenants, agreements and obligations under any such agreement.

Section 8.19 Indemnification of Stockholders.

(a) Each of the Company, Intermediate Holdings and Emdeon will indemnify, exonerate and hold the Stockholders and each of their respective partners, stockholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents and each of the partners, stockholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of each of the foregoing (collectively, the “Indemnitees”) free and harmless from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses) incurred by the Indemnitees or any of them after the date of this Agreement (collectively, the “Indemnified Liabilities”), arising out of any action, cause of action, suit, arbitration or claim (“Indemnified Matters”) arising directly or indirectly out of, or in any way relating to, (i) such Stockholder’s or its Affiliates’ ownership of shares of Common Stock or other securities of the Company or such Stockholder’s or its Affiliates’ control or ability to influence the Company or any of its subsidiaries to the extent such Indemnified Matter is based upon, involves or arises out of conduct or occurrences during the period from and after the Closing (other than any such Indemnified Liabilities to the extent such Indemnified Liabilities arise out of any breach of this Agreement or any other agreement between the Company or any of its subsidiaries and such Indemnitee by such Indemnitee or its Affiliates or other related Persons or the breach of any fiduciary or other duty or obligation of such Indemnitee to its direct or indirect equity holders or creditors or to the extent such control or the ability to control the Company or any of its subsidiaries derives from such Stockholder’s or its Affiliates’ capacity as an officer or director of the Company or any of its Subsidiaries) or (ii) the business, operations, properties, assets or other rights or liabilities of the Company or any of its subsidiaries to the extent such Indemnified Matter is based upon, involves or arises out of conduct or occurrences during the period from and after the Closing; provided, however, that if and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, the Company, Intermediate Holdings and Emdeon will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. For the purposes of this Section 8.19, none of the circumstances described in the limitations contained in the proviso in the immediately preceding sentence shall be deemed to apply absent a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Indemnitee as to any previously advanced indemnity payments made by the Company, Intermediate Holdings or Emdeon, then such payments shall be promptly repaid by such Indemnitee to the Company, Intermediate Holdings and Emdeon. The rights of any Indemnitee to indemnification hereunder will be in addition to any other rights any such Person may have under any other agreement or instrument to which such Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation or under the certificate of incorporation or bylaws of the Company or any of its subsidiaries.

(b) The Company, Intermediate Holdings and Emdeon acknowledge and agree that the Company, Intermediate Holdings and Emdeon shall be fully and primarily responsible for the payment to the Indemnitee in respect of Indemnified Liabilities in connection with any Jointly Indemnifiable Claims (as defined below), pursuant to and in accordance with (as applicable) the terms of (i) the General Corporation Law of the State of Delaware, as amended, (ii) the Articles, (iii) the certificate of incorporation, as amended, of Intermediate Holdings or Emdeon, (iv) the bylaws, as amended, of Intermediate Holdings or Emdeon, (v) any director indemnification agreement, (vi) this Agreement, (vii) any other agreement between the Company or any of its subsidiaries, on the one hand, and the Indemnitee, on the other hand, pursuant to which the Indemnitee is indemnified, (viii) the laws of the jurisdiction of incorporation or organization of any subsidiary of the Company, (ix) the certificate of incorporation, certificate of organization, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of any subsidiary of the Company or (x) any insurance coverage provided to any source (other than the Company or any of its subsidiaries or the insurer under and pursuant to an insurance policy of the Company or any of its subsidiaries) ((i) through (x) collectively, the “Indemnification Sources”), irrespective of any right of recovery the Indemnitee may have from any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise from whom an Indemnitee may be entitled to indemnification with respect to which, in whole or in part, the Company, Intermediate Holdings Emdeon or any other subsidiary of the Company may also have an indemnification obligation (collectively, the “Indemnitee-Related Entities”) or insurance coverage Indemnitee may have from any insurer providing insurance coverage to any source (other than the Company or any of its subsidiaries or the insurer under and pursuant to an insurance policy of the Company or any of its subsidiaries). Under no circumstance shall the Company, Intermediate Holdings, Emdeon or any other subsidiary of the Company be entitled to any right of subrogation or contribution against the Indemnitee-Related Entities and no right of advancement or recovery the Indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of the Indemnitee or the obligations of the Company, Intermediate Holdings, Emdeon or any other subsidiary of the Company under the Indemnification Sources or from any insurer providing insurance coverage to any source (other than the Company or any of its subsidiaries or the insurer under and pursuant to an insurance policy of the Company or any of its subsidiaries). In the event that any of the Indemnitee-Related Entities shall make any payment to the Indemnitee in respect of indemnification with respect to any Jointly Indemnifiable Claim, (x) the Company or any of its subsidiaries shall indemnify, reimburse and hold harmless the Indemnitee-Related Entity making such payment to the extent of such payment promptly upon written demand from such Indemnitee-Related Entity, (y) to the extent not previously and fully reimbursed by the Company or any of its subsidiaries pursuant to clause (x), the Indemnitee-Related Entity making such payment shall be subrogated to the extent of the outstanding balance of such payment to all of the rights of recovery of the Indemnitee against the Company, Intermediate Holdings, Emdeon, or the applicable subsidiary of the Company, as applicable, and (z) Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-Related Entities effectively to bring suit to enforce such rights. The Company, Intermediate Holdings, Emdeon and Indemnitee agree that each of the Indemnitee-Related Entities shall be third-party beneficiaries with respect to this Section 8.19(b), entitled to enforce this Section 8.19(b) as though each such Indemnitee-Related Entity were a party to this Agreement. The Company shall cause each of its subsidiaries to perform the terms and obligations of this Section 8.19(b) as though each such subsidiary was a party to this Agreement. For purposes of this Section 8.19(b), the term “Jointly Indemnifiable Claims” shall be broadly construed and shall include, without limitation, any Indemnified Liabilities for which the Indemnitee shall be entitled to indemnification from both (1) the Company, Intermediate Holdings, Emdeon or any other subsidiary of the Company pursuant to the Indemnification Sources, on the one hand, and (2) any Indemnitee-Related Entity pursuant to any other agreement between any Indemnitee-Related Entity and the Indemnitee pursuant to which the Indemnitee is indemnified, the laws of the jurisdiction of incorporation or organization of any Indemnitee-Related Entity and/or the certificate of incorporation, certificate of organization, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of any Indemnitee-Related Entity, on the other hand.

(c) Notwithstanding anything to the contrary contained in this Agreement, for purposes of Section 8.19, the term Indemnitees shall not include any Stockholder (other than Blackstone and/or H&F) or any of such Stockholder’s (other than Blackstone’s and/or H&F’s) partners, stockholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents or any of the partners, stockholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of any of the foregoing who is an officer or director of the Company or any of the Company’s subsidiaries in such capacity as officer or director. Such officers and directors (which, for the avoidance of doubt, does not refer to any Blackstone Designee and/or H&F Designee) will be subject to reasonable and customary separate indemnification in such capacity through the certificate of incorporation, by-laws and other instruments.

(d) As of the date hereof, the Company, Intermediate Holdings and Emdeon have obtained, and at all times hereafter shall maintain, customary director and officer liability insurance coverage on terms reasonably satisfactory to each of the Sponsors.

Section 8.20 Reimbursement. At or promptly after the Closing, the Company, Intermediate Holdings and Emdeon will pay directly or reimburse, or cause to be paid directly or reimbursed, (i) each of the Sponsors and their respective Affiliates for their reasonable and documented, third party, out-of-pocket costs and expenses (including attorneys’ fees) incurred in connection with preparing, negotiating and finalizing this Agreement, the Advisory Agreement, the Merger Agreement, each related agreement entered into by such Sponsor, and the transactions contemplated thereby in connection therewith and (ii) the reasonable legal fees and related expenses (in an approximate amount previously discussed with the Sponsors) incurred in connection with work performed prior to the Closing by one (1) counsel employed by the Managers in connection with the negotiation and execution of this Agreement and all other equity arrangements that are negotiated and executed in connection with the Merger. In addition, and for avoidance of doubt, the Company, Intermediate Holdings and Emdeon will promptly reimburse each of the Sponsors and their respective Affiliates for their costs and expenses as provided elsewhere in this Agreement. All payments or reimbursement for such costs and expenses will be made by wire transfer in same-day funds to the bank account designated by such Sponsor or its relevant Affiliate.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

BEAGLE PARENT CORP.

By:	/s/ Neil P. Simpkins
Name: Neil P. Simpkins
Title: President

BEAGLE INTERMEDIATE HOLDINGS CORP.

By:	/s/ Neil P. Simpkins
Name: Neil P. Simpkins
Title: President

BEAGLE ACQUISITION CORP.

By:	/s/ Neil P. Simpkins
Name: Neil P. Simpkins
Title: President

[Stockholders’ Agreement Signature Page]

BLACKSTONE CAPITAL PARTNERS VI L.P.

By:	Blackstone Management Associates VI L.L.C.,
its General Partner

By:	BMA VI L.L.C.,
its Sole Member

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI-ESC L.P.

By:	BCP VI Side-By-Side GP, L.L.C.
its General Partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI L.P.

By:	BCP VI Side-By-Side GP, L.L.C. its General Partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

[Stockholders’ Agreement Signature Page]

BLACKSTONE EAGLE PRINCIPAL TRANSACTION PARTNERS L.P.

By:	Blackstone Management Associates VI L.L.C.,
its General Partner

By:	BMA, VI L.L.C.
its Sole Member

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

[Stockholders’ Agreement Signature Page]

H&F HARRINGTON AIV II, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its general partner
By:	Hellman & Friedman LLC,
its general partner

By:	/s/ Allen R. Thorpe
Name:	Allen R. Thorpe
Title:	Managing Director

HFCP VI DOMESTIC AIV, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its general partner
By:	Hellman & Friedman LLC,
its general partner

By:	/s/ Allen R. Thorpe
Name:	Allen R. Thorpe
Title:	Managing Director

HELLMAN & FRIEDMAN INVESTORS VI, L.P.

By:	Hellman & Friedman LLC,
its general partner

By:	/s/ Allen R. Thorpe
Name:	Allen R. Thorpe
Title:	Managing Director

[Stockholders’ Agreement Signature Page]

HELLMAN & FRIEDMAN CAPITAL EXECUTIVES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its general partner
By:	Hellman & Friedman LLC,
its general partner

By:	/s/ Allen R. Thorpe
Name:	Allen R. Thorpe
Title:	Managing Director

HELLMAN & FRIEDMAN CAPITAL ASSOCIATES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its general partner
By:	Hellman & Friedman LLC,
its general partner

By:	/s/ Allen R. Thorpe
Name:	Allen R. Thorpe
Title:	Managing Director

[Stockholders’ Agreement Signature Page]

GSO COF FACILITY LLC

By:	GSO Capital Partners LP as Collateral Manager

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

[Stockholders’ Agreement Signature Page]

/s/ Adam Hameed
Adam Hameed

[Stockholders’ Agreement Signature Page]

/s/ Tommy Lewis
Tommy Lewis

[Stockholders’ Agreement Signature Page]

/s/ Tom Turi
Tom Turi

[Stockholders’ Agreement Signature Page]

/s/ Ulrich Breehbühl
Ulrich Breehbühl

[Stockholders’ Agreement Signature Page]

/s/ Sajid A. Khan
Sajid A. Khan

[Stockholders’ Agreement Signature Page]

/s/ J. Philip Hardin
J. Philip Hardin

[Stockholders’ Agreement Signature Page]

/s/ Patrick Coughlin
Patrick Coughlin

[Stockholders’ Agreement Signature Page]

/s/ Miriana Paramore
Miriana Paramore

[Stockholders’ Agreement Signature Page]

/s/ Mark Lyle
Mark Lyle

[Stockholders’ Agreement Signature Page]

/s/ Gregory Stevens
Gregory Stevens

[Stockholders’ Agreement Signature Page]

/s/ George I. Lazenby, IV
George I. Lazenby, IV

[Stockholders’ Agreement Signature Page]

/s/ Gary D. Stuart
Gary D. Stuart

[Stockholders’ Agreement Signature Page]

/s/ Frank J. Manzella
Frank J. Manzella

[Stockholders’ Agreement Signature Page]

/s/ Damien Creavin
Damien Creavin

[Stockholders’ Agreement Signature Page]

/s/ Bob A. Newport, Jr.
Bob A. Newport, Jr.

[Stockholders’ Agreement Signature Page]

Exhibit A

Barclays Capital Inc.

Credit Suisse Securities (USA) LLC

Goldman, Sachs & Co.

J.P. Morgan Securities, LLC

Morgan Stanley & Co. LLC

UBS Securities LLC